UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23566

Bow River Capital Evergreen Fund
(Exact name of registrant as specified in charter)

205 Detroit Street, Suite 800
Denver, Colorado 80206

(Address of principal executive offices) (Zip code)

Jeremy Held

Bow River Advisers, LLC

205 Detroit Street, Suite 800
Denver, Colorado 80206

(Name and address of agent for service)

COPIES TO:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

215-988-2700

Registrant's telephone number, including area code: (303) 861-8466

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Bow River Capital Evergreen Fund

Annual Report

March 31, 2026

bowriverevergreen.com • 1-888-330-3350

• DISTRIBUTED BY FORESIDE FINANCIAL SERVICES, LLC (MEMBER OF FINRA)

Bow River Capital Evergreen Fund
TABLE OF CONTENTS MARCH 31, 2026

Bow River Capital Evergreen Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE MARCH 31, 2026

Dear Bow River Capital Evergreen Fund Investor:

We are pleased to present our annual report for the Bow River Capital Evergreen Fund.

The Bow River Capital Evergreen Fund (the “Fund”) was launched in May of 2020 to provide investors with access to private equity investments with broader investment exposure and greater flexibility than traditional private investment funds1. By providing access to private equity in an investor-friendly vehicle we believe the Fund will help investors build better portfolios.

The Fund seeks to capture the best practices of private equity investing by combining the access, scale and pricing power of a large institution2 with the specialization and agility of a middle-market boutique. The Fund’s investment objective is to generate long-term capital appreciation by investing in a broad portfolio of private equity investments that provide attractive risk-adjusted return potential.

Since its launch in 2020, the Fund has been well received by investors as both a private markets access vehicle and as a portfolio customization tool. As of March 31, 2026 the Fund has a diverse investor base including wealth management firms, individual investors, family offices and institutional investors.

Highlights for the fiscal year ended March 31, 2026 include the following:

•     The Fund returned 13.0% net of fees for the 1-year period ended March 31, 2026, bringing the Fund’s annualized inception-to-date (12/31/2020) return to 13.6% and cumulative total net return to 95.2%.

•     The Fund deployed a total of $290m into 37 transactions during the year across the co-investment, secondary and primary fund market, bringing total private market investments in the Fund to 170.

•     The Fund’s assets increased from $760 million in March 2025 to $1.2 billion at the end of March 2026.

Performance data quoted represents past performance and is no guarantee of future results.

The Fund’s most recent fiscal year marked a period of increasingly divergent signals, reflecting a late-cycle economy coexisting with powerful structural growth drivers. On one hand, macroeconomic and geopolitical instability ranging from ‘Liberation Day’ to the ongoing war in Ukraine to the new war in Iran tempered investor sentiment. These tensions, coupled with higher baseline inflation, tighter financial conditions and slower growth have created the potential for a stagflationary economic outlook. Of particular concern is the employment picture, now heavily concentrated in the healthcare sector, as well as consumer activity that is increasingly being driven by higher-income households while the broader base shows signs of strain.

On the other hand, these market headwinds are offset by continued strength in corporate earnings, a resilient and active M&A market, and sustained investment in technology — particularly AI — which is driving capital expenditures and supporting pockets of growth. Taken together, the outlook is best understood not as uniformly strong or weak, but as bifurcated: cyclical areas of the economy are softening, while capital-driven and technology-enabled segments remain robust, resulting in a highly dispersed and nuanced investment landscape. This is consistent with the trend that our team has been describing for several quarters and we believe only increases the dispersion in investment outcomes going forward.

In this environment, we believe the gap between winners and losers is widening, particularly in private markets, reinforcing the importance of investment selectivity, underwriting discipline, and a focus on structurally advantaged sectors and business models.

(1)     Traditional private investment funds refers to private equity drawdown vehicles that generally have high investment minimums and long-dated timelines for returning capital to investors.

(2)        Large institutional pricing power refers to the Fund’s partnerships with New York Life for deal sourcing.

Bow River Capital Evergreen Fund
Manager’s Discussion of Fund Performance (CONTINUED) MARCH 31, 2026

Asset Allocation

We also believe the bifurcated nature of future returns and increased dispersion in private equity will create some great investment opportunities. The Fund team has always taken a disciplined yet dynamic approach to portfolio deployment, allowing us to take advantage of market dislocation and asset mispricing.

Most importantly, we believe a consistent approach to deployment, asset allocation and underwriting will generate positive returns throughout multiple market cycles. To that end, the Fund’s source of returns has been remarkably stable over time, led by investments in direct companies and complemented by investments in secondaries and primary fund commitments. This performance profile lies in stark contrast to many funds in the Evergreen category that are overly reliant on the secondary market to generate returns.

We continue to believe that the best opportunities in the private equity sector remain in the lower middle market and middle market. Smaller private companies tend to operate in less efficient market segments and can benefit greatly from sector specialist private equity ownership. Furthermore, smaller companies tend to gain more from operational value creation initiatives than their large cap counterparts and the buyer pool for smaller companies tends to be deeper and more diverse. As shown in the chart below, the majority of the value creation generated in the Fund has come from its investments in lower middle market and middle market companies.

Bow River Capital Evergreen Fund
Manager’s Discussion of Fund Performance (CONTINUED) MARCH 31, 2026

Another trend that is gradually taking shape is the increasing attractiveness of the growth and venture capital market. The Fund has the ability to invest up to 30% of its portfolio in growth and venture companies and invested heavily in the sector in 2020 before divesting a large portion in 2022. After more than a three-year pause in deployment, the Fund has started to reallocate toward growth and venture companies that have started to show signs of life alongside more reasonable valuations. Furthermore, consolidation in the industry has accelerated over the past several years as the industry has retrenched, leaving surviving firms in a better position. The number of active US VC firms declined by over 25%, from 8,315 in 2021 to 6,175 in 2024, reflecting consolidation of capital among VC managers. As a result, the team has increased the Fund’s private equity exposure to venture capital to 7% as of March 31, 2026, up from 1% as of March 31, 2025.

Bow River Capital Evergreen Exposure to Growth and Venture as of March 31, 2026
20%
15%
10%
5%
0%
19%
8%
8%
8%
1%
7%
Growth
Venture
3/31/2022
3/31/2025
3/31/2026

Bow River Capital Evergreen Fund
Manager’s Discussion of Fund Performance (CONTINUED) MARCH 31, 2026

Performance

The Fund returned 13.0% net of fees for the 1-year period ended March 31, 2026, bringing the Fund’s annualized inception-to-date (12/31/2020) return to 13.6% and cumulative total net return to 95.2%. Fund performance during the year was driven largely by valuation uplift in several of the Fund’s direct co-investments, particularly in middle and lower middle market companies.

Comparison of a Hypothetical $250,000 Investment in the Bow River Capital Evergreen Fund - Class I (since inception on 12/31/2020) and the MSCI World Index*

$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$488,098
$427,616
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25
3/31/26
Bow River Capital Evergreen Fund - Class I
MSCI World Index**

*        This graph compares a hypothetical $250,000 investment in the Fund’s Class I Shares with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains, and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The index does not reflect expenses or fees, which would lower performance.

**       The MSCI World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries but excludes stocks from emerging and frontier economies. The index is used herein for illustrative purposes only. Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Index results assume the re-investment of all dividends and capital gains. The index is not a projection, prediction or guarantee of performance. Investments cannot be made directly into an index. The performance of the index shown represents unmanaged, passive buy-and-hold strategies, investment characteristics and risk/return profiles that differ materially from the Fund, and an investment in the Fund is not comparable to an investment in such index or in the securities that comprise the index.

Annualized Total Return Information

Share Class	1-Year	2-Year	3-Year	5-Year	Since Inception	Inception Date
Class I	13.00%	13.06%	12.96%	12.51%	13.60%	12/31/2020
Class II	12.70%	12.76%	12.68%	n/a	10.80%	1/3/2022
Fund Benchmark
MSCI World Index(1)	18.90%	12.81%	16.77%	10.27%	10.77%(2)

(1)             Primary benchmark

(2)             Benchmark since inception returns reflect Class I inception date

Performance data quoted represents past performance and is no guarantee of future results.

Bow River Capital Evergreen Fund
Manager’s Discussion of Fund Performance (CONTINUED) MARCH 31, 2026

Outlook

As we look forward, we see plenty of obstacles but also plenty of opportunity. Despite the headwinds, we believe opportunities will exist for disciplined, yet flexible pools of capital with dry powder3. For example, the team leaned heavily into venture, growth equity and private equity secondaries in the summer and fall of 2020 as a premium developed for flexible capital that could move with speed and certainty of execution. We also dynamically allocated to private credit secondaries in late 2022 and 2023 on the heels of an increase in base rates and attractive spreads per unit of leverage. Over the past several years we have tilted the portfolio toward lower middle market sector specialists in infrastructure, business services and healthcare services sectors with resilient business models and multiple paths to exit.

If history serves as a reliable guide, we believe U.S. private equity — and specifically our flexible mandate and direct co-investment strategy targeting lower-middle market companies — should offer insulation from current market volatility and uncertainty. Historically, the Fund’s adaptable approach has enhanced both portfolio performance and deployment effectiveness during market disruptions and we look forward to maintain our discipline and capitalizing on current market conditions to benefit our investors.

Sincerely,

The Bow River Capital Evergreen Fund Team

Jeremy Held	Joe Stork

The Bow River Capital Evergreen Fund Team

An offer can only be made by the prospectus and only in jurisdictions in which such an offer would be lawful. The prospectus contains important information concerning risk factors and other material aspects of the Fund to carefully consider and must be read carefully before a decision to invest is made. Please visit www.bowriverevergreen.com or contact your Financial Advisor to obtain a copy of the prospectus.

The Fund commenced investment operations on December 31, 2020, after the conversion of a limited partnership Account, Bow River Capital Evergreen Private Equity Fund LP, which commenced operations on May 22, 2020, (the “Predecessor Account”), into shares of the Fund’s Class I Shares. Information portrayed prior to December 31, 2020 is for the Predecessor Account. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to those of the Predecessor Account. The Predecessor Account was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986, as amended on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

Performance data quoted represents past performance and is no guarantee of future results. Total return figures include the reinvestment of dividends and capital gains. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888)-330-3350.

Any person subscribing for an investment must be able to bear the risks involved and must meet the suitability requirements of the Fund. Investors could lose all or a substantial amount of their investment. No assurance can be given that the Fund’s investment objectives will be achieved. The Fund is speculative and involves a substantial degree of risk. The Fund is a closed-end, diversified management

(3)             Dry powder refers to cash and cash equivalents that could be invested.

Bow River Capital Evergreen Fund
Manager’s Discussion of Fund Performance (CONTINUED) MARCH 31, 2026

investment company that will make periodic repurchase offers for its securities and is highly illiquid. There is no secondary market for investors’ interests, and none is expected to develop. There are certain restrictions on transferring interests. Fees and expenses will offset the Fund’s trading profits. The Fund is subject to conflicts of interest. Other risks include those related to equity securities, fixed income securities, high-yield/high risk bonds, listed private equity, listed infrastructure securities, foreign securities, derivative instruments, leverage, capital calls, investment manager risk, as well as those related to general economic and market conditions, all of which may present significant risks. Please see the prospectus for more information on these and other risks.

Bow River Advisers, LLC (“Bow River Capital”) is the management company for the Bow River Capital Evergreen Fund.

All statements made herein are opinions of Bow River Capital and should not be construed as investment advice and recommendations.

Fund Distributor: Foreside Financial Services, LLC

Bow River Capital Evergreen Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS MARCH 31, 2026
Value
Private Investments — 87.8%
Direct Investments — 49.5%
Credit — 5.0%
Opportunistic — 1.0%
CL-EA Co-Investment Opportunities I, LP, 10.42% (SOFR1M + 6.50%), 12/31/2029, principal $3,000,000(1),(2)	$6,596,833
Digital Alpha Solutions Fund, LP, 13.85% (SOFR3M + 9.50% PIK + 4.35%)(1),(2)	4,539,663
Palmer Square Loan Funding 2021-3, Ltd.(1)	9,000
Sand Trust Series 21-1A – Class SUB, principal $1,000,000, 4/15/2038(1)	452,500
11,597,996

Senior Credit — 0.9%
ClearScale, LLC T/L A, 12.42% (SOFR1M + 8.75%), 6/30/2027, principal $1,038,970(1),(3)	901,668
Corsair Blade IV (Luxembourg) S.a.r.l., 8.03% (EurlBOR3M + 6.00%, principal EUR 1,004,293) and 9.97% (SONIA + 6.00%, principal GBP 2,214,393), 4/22/2031(1),(3)	4,516,815
Pathstone Family Office, LLC, 8.27% (SOFR1M + 4.50% + CSA), 5/19/2029, principal $2,923,577(1),(3)	2,882,543
VCPF III Co-Invest 1-A, LP(1),(2)	2,971,044
11,272,070

Subordinated Credit — 3.1%
Eagle Point Co-Invest II, LP(1),(2)	4,113,198
Eagle Point SRT Co-Invest I, LP, 10.03% (EurlBOR3M + 8.00%), 9/26/2031, principal EUR 6,250,000(1),(3),(5)	3,291,720
Nexus Apex Holdings, LLC(1),(3),(8)	9,800,000
PARIOU SLP, 8.00% PIK, 10/31/2030, principal EUR 5,208,720(1),(2)	7,801,661
Polaris Newco, 13.45% (SOFR3M + 9.00% + CSA, 1.00% Floor), 6/3/2029, principal $2,150,195(1),(3)	1,655,650
Steamboat Credit Opportunities I, LLC(1),(2),(6),(8)	11,351,317
38,013,546
60,883,612
Equity — 44.5%
Buyout — 41.1%
ACP Hyperdrive Co-Invest, LLC(1),(2),(4)	2,507,199
AE Co-Investment Partners Fund III-R, LP(1),(3),(4)	12,056,039
Alpine Investors Iceman CV[-A], LP(1),(2),(4),(7)	11,578,865
AP DSB Co-Invest II, LP(1),(2),(4)	3,881,929
AP Goat Co-Invest, LP(1),(2),(4)	4,957,468
Beekeeper TopCo(1),(3),(4)	5,500,000
Biloxi Co-Investment Partners, LP(1),(2),(4)	2,123,052
Butterfly Nourish Co-Invest, LP(1),(2),(4)	12,388,389
BW Colson Co-Invest Feeder (Cayman), LP(1),(2),(4)	6,245,390
BW Phoenix Co-Invest, LP(1),(2),(4)	13,912,794
Carlyle Riser Co-Investment, LP(1),(2),(4)	1,801,240
CF24XB SCSp(1),(2),(4)	12,170,373
CIP IX Co-Investment Vehicle 2, LP(1),(2),(4)	10,503,262
Constellation 2022, LP(1),(2),(4)	5,221,928
Corsair Amore Investors, LP(1),(3),(4),(7)	1,950,062
Corsair Riva Munich Co-Investment, LP(1),(2),(4)	9,259,279

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
Consolidated SCHEDULE OF INVESTMENTS (CONTINUED) MARCH 31, 2026
Value
Private Investments — 87.8% (continued)
Direct Investments — 49.5% (continued)
Equity — 44.5% (continued)
Buyout — 41.1% (continued)
Coyote 2021, LP(1),(2),(4)	$10,931,898
DSG Group Holdings, LP(1),(3),(4)	10,961,900
Enak Aggregator, LP(1),(2),(4)	4,510,342
Ethos Capital Digital Infrastucture, LP(1),(2),(4)	3,784,421
Falcon Co-Investment Partners, LP(1),(2),(4)	3,039,245
First Reserve Ascent Opportunities Feeder Fund, LP(1),(2),(4),(8)	9,577,014
H.I.G. Starlite-B Co-Investment, LP(1),(2),(4)	7,743,271
Hg Vega Co-Invest, LP(1),(2),(4)	9,409,159
HHC InXpress Group CV, LP(1),(2),(4),(8)	6,294,192
ISH Co-Investment Aggregator, LP(1),(2),(4)	2,306,281
IvyRehab Holdings, LLC(1),(3),(4),(7)	11,022,719
Kelso XI Astra Co-Investment, LP(1),(2),(4),(8)	17,704,346
KKR Game Changer Co-Invest, LP(1),(3),(4),(7)	8,400,000
LH Equity Investors, LP(1),(2),(4)	20,387,689
LJ Ranger Co-Invest, LP(1),(2),(4),(8)	11,080,548
MML Stratos Investco, Ltd.(1),(3),(4),(8)	5,776,340
NCS Investment, LP(1),(2),(4),(7)	6,338,993
OceanSound Partners Co-Invest II, LP – Series B(1),(2),(4)	12,323,914
OceanSound Partners Co-Invest II, LP – Series E(1),(2),(4),(7)	13,944,485
OceanSound SMX Continuation Fund, LP(1),(2),(4),(7)	7,247,356
OceanSound SMX Rollover, LP(1),(2),(4),(7)	2,070,521
Onex OD Co-Invest, LP(1),(2),(4)	3,492,438
OSP Co-Invest II, LP(1),(2),(4),(7)	13,103,336
Palms Co-Investment Partners, LP(1),(2),(4)	4,311,546
Project Stream Co-Invest Fund, LP(1),(2),(4)	2,317,155
PS Co-Invest II, LP(1),(2),(4),(8)	3,240,931
PSC Tiger, LP(1),(2),(4)	10,746,516
QHP Sapphire SPV, LP(1),(3),(4)	21,832,996
SANCY SLP(1),(2),(4)	1,623,019
SCPCV-A, LP(1),(2),(4)	5,680,772
SEP Hamilton III Aggregator, LP(1),(2),(4)	3,059,781
SEP Skyhawk Fund III Aggregator II, LP(1),(2),(4)	550,517
SEP Skyhawk Fund III Aggregator, LP(1),(2),(4)	375,507
Silver Lake Strategic Investors VI, LP(1),(2),(4)	7,058,307
Soundcore Fund III REP CI-A, LP(1),(2),(4),(8)	3,177,049
Soundcore Fund III RR CI-A, LP(1),(2),(4)	4,968,843
Soundcore Fund III TS CI-A, LP(1),(2),(4)	2,971,836
Sprinkler 2024 Co-Investment I (Feeder) SCSp(1),(2),(4)	16,000,064
T6 Co-Invest B, LP(1),(2),(4)	10,971,664
TCV Beat Co., LP(1),(2),(4)	9,187,073

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED) MARCH 31, 2026
Value
Private Investments — 87.8% (continued)
Direct Investments — 49.5% (continued)
Equity — 44.5% (continued)
Buyout — 41.1% (continued)
TPG IX Evergreen Cl 1, LP(1),(2),(4)	$11,956,263
Tracer Investors Co-Invest, LP(1),(2),(4)	9,571,778
Truelink Alpine, LP(1),(2),(4)	5,911,716
VCF Compass Co-Investor Holdings II, LP(1),(2),(4)	1,052,237
VCF Compass Co-Investor Holdings, LP(1),(2),(4)	8,771,162
Veregy Parent, LLC(1),(3),(4)	6,622,254
Vistage Equity Investors, LP(1),(2),(4)	11,972,262
Wildcat 21 Co-Invest Fund, LP(1),(2),(4)	3,846,944
WP Gateway Co-Invest, LP(1),(2),(4)	3,063
Yorkville Partners, LP(1),(2),(4)	13,542,366
498,831,298

Growth Equity — 2.8%
Cheetah Investment Holdings-A, LLC(1),(3),(4),(8)	16,713,240
Curaechoice, Inc.(1),(3),(4),(8)	5,258,679
Ion Pacific Ostrich Echo, LLC(1),(2),(4)	3,201,744
NVP Olipop, LLC(1),(2),(4)	1,255,173
Pinegrove Opportunity Partners I Gold Co-Invest, LP(1),(2),(4),(8)	5,074,083
WestCap Cerebral Co-Invest 2021, LLC(1),(2),(4),(7)	60,562
WestCap LoanPal Co-Invest 2020, LLC(1),(3),(4),(7)	2,494,355
34,057,836

Venture — 0.6%
NVP Mars Co-Invest II, LP(1),(3),(4),(8)	1,500,000
NVP Mars Co-Invest, LP(1),(2),(4),(8)	5,551,264
7,051,264
539,940,398
Total Direct Investments (Cost $415,910,675)	600,824,010

Primary Funds — 14.6%
Credit — 2.1%
Opportunistic — 0.0%
Lynx EBO Fund I (A), LLC(1),(2),(4)	24,625

Senior Credit — 0.8%
Ashgrove Specialty Lending Fund I SCSp RAIF(1),(2),(4)	589,251
Ashgrove Specialty Lending Fund II(1),(2),(4)	803,916
Coller Credit Opportunities I – B, LP(1),(2)	3,284,542
Onex Structured Credit Opportunities International Fund I, LLC(1),(2)	276,511
Tikehau Private Debt Secondaries II SCSp(1),(3),(4),(8)	2,078,484
Tikehau Private Debt Secondaries (Delaware), LP(1),(2),(4)	1,983,267
9,015,971

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
Consolidated SCHEDULE OF INVESTMENTS (CONTINUED) MARCH 31, 2026
Value
Private Investments — 87.8% (continued)
Primary Funds — 14.6% (continued)
Credit — 2.1% (continued)
Subordinated Credit — 1.3%
Blue Owl Asset Special Opportunities IX GP, LP(1),(2),(4),(8)	$6,887,309
Eagle Point Enhanced Income Fund US, LP(1),(2),(4)	8,185,230
PBN II-A Equity Holdings, LP(1),(2),(4)	700,454
15,772,993
24,813,589
Equity — 12.5%
Buyout — 8.6%
Avista Healthcare Partners II, LP(1),(2),(4)	4,723,540
Capital Dynamics Global Secondaries VI, LP(1),(2),(4)	870,393
Dawson Portfolio Finance 4, LP(1),(2),(4),(8)	3,413,141
Dawson Portfolio Finance 5, LP(1),(2),(4),(8)	5,178,481
Ethos Capital Investments, LP(1),(2),(4)	2,773,434
FFL Capital Partners V, LP(1),(2),(4),(8)	10,150,176
Gridiron Capital Fund V, LP(1),(2),(4)	5,272,207
ICG LP Secondaries Fund I, LP(1),(2),(4)	3,117,869
MML Keystone SCSp(1),(2),(4),(8)	3,602,656
OceanSound Partners Fund II, LP(1),(2),(4),(8)	8,025,715
OceanSound Partners Fund, LP(1),(2),(4),(8)	5,798,302
Overbay Fund XIV Offshore, LP(1),(2),(4)	1,604,014
Sheridan Capital Partners Fund III, LP(1),(2),(4),(7)	5,443,688
SK Capital Partners VI-A, LP(1),(2),(4)	9,157,994
Soundcore Capital Partners Fund III-A(1),(2),(4)	3,442,714
Sumeru Equity Partners Fund III, LP(1),(2),(4)	2,421,627
Sumeru Equity Partners Fund IV, LP(1),(2),(4)	2,625,485
Triton Fund 6 SCSp(1),(2),(4)	1,163,371
Truelink Capital Fund I-A, LP(1),(2),(4)	11,672,305
Valeas Capital Partners Fund I, LP(1),(2),(4),(8)	14,272,492
104,729,604

Growth Equity — 3.5%
Ion Pacific Stonecutter III (Cayman), LP(1),(2),(4)	2,608,391
New Vintage Partners Fund I, LP(1),(2),(4),(7)	5,955,418
Pinegrove Opportunity Partners I, LP(1),(2),(4),(8)	6,423,110
Prysm Capital Fund II, LP(1),(3),(4),(8)	14,860,897
WestCap Strategic Operator Fund II, LP(1),(2),(4)	6,537,410
WestCap Strategic Operator U.S. Feeder Fund, LP(1),(3),(4)	6,243,134
42,628,360

Opportunistic — 0.3%
Grain Spectrum Holdings III (Cayman), LP(1),(2),(4)	4,149,265

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED) MARCH 31, 2026
Value
Private Investments — 87.8% (continued)
Primary Funds — 14.6% (continued)
Equity — 12.5% (continued)
Real Assets — 0.1%
EnCap Energy Transition Fund 1-A, LP(1),(2),(4)	$725,284
152,232,513
Total Primary Funds (Cost $115,076,911)	177,046,102

Private Investment Funds — 3.5%
Liquid — 3.0%
Bright Meadow Agency MBS Onshore Fund, LP(1),(2),(4)	8,402,810
Saba Capital Carry Neutral Tail Hedge Offshore Fund, Ltd.(1),(2),(4)	9,917,561
Voleon Composition International Fund(1),(2),(4)	12,702,821
Voloridge Fund, LP(1),(2),(4)	5,235,923
36,259,115

Senior Credit — 0.5%
PIMCO DSCO Fund II Offshore Feeder, LP(1),(2),(4)	6,124,855
Total Private Investment Funds (Cost $36,873,127)	42,383,970

Secondary Funds — 20.2%
Credit — 3.7%
Senior Credit — 1.0%
AG DLI IV (Unlevered), LP(1),(2),(4)	8,735,824
BRCE SPV I, LLC(1),(3),(4)	146,973
Brightwood U.S. Credit Fund, LP(1),(2)	2,217,575
Coller Credit Opportunities I – Annex I, SLP(1),(2)	1,193,235
12,293,607

Subordinated Credit — 2.7%
CCS Co-Investment Vehicle I, LP(1),(2),(4)	4,711,682
CCS Co-Investment Vehicle 2 (Feeder), LP(1),(2),(4)	13,563,931
Coller Capital CBL Fund II(1),(3),(4)	3,934,516
CRG Partners III – Parallel Fund (A), LP(1),(2),(4)	1,546,297
RREF III Debt Domestic Investors, LP(1),(2),(4),(8)	6,240,583
RREF III Debt Direct Domestic Investors, LP(1),(2),(4),(8)	2,416,752
32,413,761
44,707,368

Equity — 16.5%
Buyout — 15.0%
Adams Street 2009 Direct Fund, LP(1),(2),(4)	14,697
Adams Street 2010 Direct Fund, LP(1),(2),(4)	23,018
Adams Street 2011 Direct Fund, LP(1),(2),(4)	32,120
Adams Street 2011 Non-U.S. Developed Markets Fund, LP(1),(2),(4)	76,954
Adams Street 2011 U.S. Fund, LP(1),(2),(4)	169,593
Adams Street 2013 Global Fund, LP(1),(2),(4)	1,350,890

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
Consolidated SCHEDULE OF INVESTMENTS (CONTINUED) MARCH 31, 2026
Value
Private Investments — 87.8% (continued)
Secondary Funds — 20.2% (continued)
Equity — 16.5% (continued)
Buyout — 15.0% (continued)
Adams Street 2014 Global Fund, LP(1),(2),(4)	$752,352
Adams Street Partnership Fund 2009 Non-U.S. Developed Markets Fund, LP(1),(2),(4)	29,683
Adams Street Partnership Fund 2009 U.S. Fund, LP(1),(2),(4)	75,545
Adams Street Partnership Fund 2010 Non-U.S. Developed Markets Fund, LP(1),(2),(4)	76,954
Adams Street Partnership Fund 2010 U.S. Fund, LP(1),(2),(4)	155,589
Alchemy Special Opportunities Fund II, LP(1),(2),(4)	1,186,817
Altor Fund IV (No. 1) AB(1),(2),(4)	5,222,122
ASP (Feeder) 2017 Global Fund, LP(1),(2),(4)	989,455
Blue Wolf Capital Fund IV, LP(1),(2),(4)	4,565,664
Brentwood Associates Private Equity VI, LP(1),(2),(4)	3,091,956
Coller International Partners VI Feeder Fund, LP – Class A(1),(2),(4)	41,384
Coller International Partners VII Feeder Fund, LP – Series B(1),(2),(4)	1,160,776
Crown Secondaries Special Opportunities II B, S.C.S.(1),(2),(4)	3,206,447
Crown Secondaries Special Opportunities II, S.C.S.(1),(2),(4)	8,381,944
Gasherbrum Fund II, LP(1),(2),(4)	5,219,535
Global Infrastructure Partners III-A/B, LP(1),(2),(4),(8)	2,237,528
Graphite Capital Partners VIII D, LP(1),(3),(4)	2,809,503
Great Hill Equity Partners IV, LP(1),(3),(4),(8)	1,011,503
Great Hill Equity Partners V, LP(1),(3),(4),(8)	4,278,806
ICG Europe Fund VII Feeder SCSp(1),(2),(4)	4,294,285
ICG Ludgate Hill IV-A Leopard, LP(1),(2),(4)	5,299,604
KH Aggregator, LP(1),(2),(4)	3,699,452
Leeds Equity Partners VI, LP(1),(2),(4)	3,382,202
Leeds Equity Partners VII-A, LP(1),(2),(4)	5,069,140
Onex Fund V, LP(1),(2),(4)	5,938,435
Overbay 2025 Fund (International), LP(1),(2),(4)	8,778,097
Overbay 2025 Fund Annual Series Aggregator (AIV V), LP(1),(2),(4),(8)	9,261,975
Overbay Capital Partners 2023 Fund Aggregator, LP(1),(2),(4)	11,079,102
Overbay Capital Partners 2024 Fund Aggregator (AIV VII), LP(1),(2),(4)	24,995,054
Overbay Capital Partners 2024 Fund Aggregator (AIV VI) II, LP(1),(2),(4)	13,984,206
Overbay Fund XIV (AIV III), LP(1),(2),(4)	662,863
Overbay Fund XIV Offshore (AIV), LP(1),(2),(4)	1,807,261
Porcupine Holdings, LP – Class A(1),(2),(4)	2,592,896
Porcupine Holdings, LP – Class B(1),(2),(4)	1,426,166
Resolute Fund IV, LP(1),(2),(4)	3,354,417
Resolute III Continuation Fund, LP(1),(2),(4)	8,732,959
SEP Hamilton, LP(1),(3),(4),(7)	985,113
Vistria Agua CV, LP(1),(2),(4),(8)	21,227,355
182,731,417

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
Consolidated SCHEDULE OF INVESTMENTS (CONTINUED) MARCH 31, 2026
Value
Private Investments — 87.8% (continued)
Secondary Funds — 20.2% (continued)
Equity — 16.5% (continued)
Growth Equity — 1.5%
Ion Pacific Succession SCSp(1),(2),(4)	$4,730,079
NVP Monogram Co-Invest, LP(1),(2),(4),(8)	12,936,280
17,666,359

Real Assets — 0.0%
Global Infrastructure Partners II-C, LP(1),(2),(4)	243,676
200,641,452
Total Secondary Funds (Cost $178,863,350)	245,348,820

Total Private Investments (Cost $746,724,063)	1,065,602,902

U.S. Treasury Bills — 6.1%
United States Treasury Bill, 3.63% OID, 4/7/2026, principal $37,500,000	37,278,125
United States Treasury Bill, 3.70% OID, 4/9/2026, principal $37,500,000(9)	37,165,781
Total U.S. Treasury Bills (Cost $74,443,906)	74,443,906

Short-Term Investments — 10.0%
UMB Money Market Fiduciary, 0.01%, shares 19,163,838(8),(10),(11)	19,163,838
UMB Money Market Special, 3.49%, shares 102,308,601(10),(11)	102,308,601
Total Short-Term Investments (Cost $121,472,439)	121,472,439

Total Investments (Cost $942,640,408) — 103.9%	$1,261,519,247
Liabilities in excess of other assets — (3.9)%	(47,889,334)
Net Assets — 100%	$1,213,629,913

CSA — Credit Spread Adjustment

EUR — European Union Currency (Euro)

EurlBOR3M — Three Month Euribor Rate

GBP — Great Britain Pound

GP — General Partner

LLC — Limited Liability Company

LP — Limited Partnership

PIK — Payment In Kind

RAIF — Reserved Alternative Investment Fund

SCSp — Special Limited Partnership

SLP — Special Limited Partnership

SOFR1M — One Month Average Secured Overnight Financing Rate

SOFR3M — Three Month Average Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

(1)

Restricted security. The total value of these securities is $1,065,602,902, which represents 87.8% of total net assets of the Fund. Please refer to Note 7 in the Notes to Consolidated Financial Statements.

(2)

Investment is valued using the Fund’s pro rata net asset value (or its equivalent) as a practical expedient. Please refer to Note 3 in the Notes to Consolidated Financial Statements for respective investment strategies, unfunded commitments, and redemptive restrictions.

(3)	Level 3 securities fair valued using significant unobservable inputs. The total value of these securities is $169,485,909, which represents 14.0% of total net assets of the Fund.
(4)	Non-income producing.

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
Consolidated SCHEDULE OF INVESTMENTS (CONTINUED) MARCH 31, 2026
(5)	All or a portion of this security is held through a wholly-owned consolidated Subsidiary, Reverb, Ltd.
(6)	Affiliated investment for which ownership exceeds 5% of the investment’s capital with voting rights. Please refer to Note 6 in the Notes to Consolidated Financial Statements.
(7)	All or a portion of this security is held through a wholly-owned consolidated Subsidiary, Spartan I, LLC.
(8)	All or a portion of this security is held through a wholly-owned consolidated Subsidiary, BRCE Splitter, LLC.
(9)	All or a portion of this security is held through a wholly-owned consolidated Subsidiary, BRC UMB, LLC.
(10)	Rate disclosed represents the seven day yield as of the Fund’s period end.
(11)

The account is an interest-bearing money market deposit account maintained by UMB Bank, n.a. in its capacity as a custodian for various participating custody accounts. The Fund may redeem its investments in whole, or in part, on each business day.

On March 31, 2026, the Bow River Capital Evergreen Fund had an outstanding forward foreign currency contract with terms as set forth below:

Settlement Date	Counterparty	Currency Purchased	Currency Sold	Contract Amount			Value	Unrealized Depreciation
				Buy	Sell
June 30, 2026	Bannockburn Global Forex, LLC	USD	EUR	$57,610,000	EUR	50,000,000	$57,985,387	$(375,387)
								$(375,387)

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
CONSOLIDATED Summary OF INVESTMENTS MARCH 31, 2026
Security Type/Geographic Region	Percent of Total Net Assets
Private Investments
North America	65.4%
Global	13.2%
Europe	9.2%
Total Private Investments	87.8%
U.S. Treasury Bills	6.1%
Short-Term Investments	10.0%
Total Investments	103.9%
Liabilities in excess of other assets	(3.9)%
Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2026
Assets:
Unaffiliated investments, at fair value (cost $735,243,626)	$1,054,251,585
Short-term investments, at fair value (cost $195,916,345)	195,916,345
Cash	1,922,408
Affiliated investments, at fair value (cost $11,480,437)	11,351,317
Investments paid in advance	986,409
Due from Adviser (Note 2)	5,623,625
Prepaid expenses	625,837
Interest receivable	536,871
Cash denominated in foreign currencies (cost $61,242)	60,928
Total Assets	1,271,275,325

Liabilities:
Unrealized depreciation on forward foreign currency contracts	375,387
Payables
Shareholder subscriptions received in advance	19,163,838
Shareholder redemptions	17,371,129
Deferred tax liability	12,529,455
Income tax payable (Note 2)	5,623,625
Investment management fee	1,813,004
Professional fees	662,495
Other accrued liabilities	82,369
Accounting and administration fees	13,346
Distribution and service fees	10,764
Total Liabilities	57,645,412
Commitments and contingencies (Note 9)

Net Assets	$1,213,629,913

Composition of Net Assets:
Paid-in capital	$952,937,341
Total distributable earnings	260,692,572
Net Assets	$1,213,629,913

Net Assets Attributable to:
Class I Shares	$1,163,305,189
Class II Shares	50,324,724
$1,213,629,913

Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized, 100,000 shares registered; par value of $0.001):
Class I Shares	21,087,635
Class II Shares	922,321
22,009,956

Net Asset Value per Share[1]:
Class I Shares	$55.17
Class II Shares	54.56

1        Each share class is subject to an early repurchase fee of 2.00% on any shares sold within 365 days of purchase.

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2026
Investment Income:
Interest income from unaffiliated investments	$8,799,033 [1]
Total Investment Income	8,799,033

Expenses:
Investment management fee (Note 5)	17,613,095
Legal fees	958,126
Audit and tax fees	650,615
Accounting and administration fees	624,209
Interest expense	325,149
Other fees	280,247
Transfer agent fees	259,999
Trustee fees (Note 5)	170,000
Chief Compliance Officer and Chief Financial Officer fees (Note 5)	150,196
Distribution and Service fees – Class II (Note 5)	113,768
Custody fees	100,001
Pricing fees	65,999
Total Expenses Before Income Tax	21,311,404
Voluntary Reimbursement of Expenses (Note 5)	(9,319,552)
Income Tax Benefit (Note 2)	(68,080)
Total Expenses After Income Tax	11,923,772
Net Investment Loss	(3,124,739)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Unaffiliated investments	7,409,618
Deferred tax liability	(1,081)
Foreign currency transactions	59,901
Forward foreign currency contracts	(1,358,499)
Total net realized gain	6,109,939
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	133,857,688
Affiliated investments	(129,120)
Deferred tax liability	(12,114,309)
Foreign currency translations	(314)
Forward foreign currency contracts	(235,316)
Total net change in unrealized appreciation	121,378,629

Net Realized and Unrealized Gain	127,488,568

Net Increase in Net Assets from Operations	$124,363,829

1        Includes paid-in kind interest of $678,736.

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended March 31, 2026	For the year ended March 31, 2025
Net Increase in Net Assets from:
Operations:
Net investment loss	$(3,124,739)	$(14,313,972)
Net realized gain	6,109,939	15,045,533
Net change in unrealized appreciation, net of deferred tax	121,378,629	78,314,647
Net Increase in Net Assets Resulting from Operations	124,363,829	79,046,208

Distributions to Shareholders:
Distributions:
Class I	(14,659,668)	(14,914,526)
Class II	(667,355)	(865,073)
Net Decrease in Net Assets from Distributions to Shareholders	(15,327,023)	(15,779,599)

Capital Transactions:
Proceeds from shares sold:
Class I	367,454,033	212,164,676
Class II	10,293,708	13,294,108
Reinvestment of distributions:
Class I	9,704,028	9,519,417
Class II	235,034	459,014
Cost of shares repurchased:
Class I1	(38,164,582)	(23,858,409)
Class II2	(5,058,381)	(6,959,756)
Net Increase in Net Assets from Capital Transactions	344,463,840	204,619,050

Total Net Increase in Net Assets	453,500,646	267,885,659

Net Assets
Beginning of period	760,129,267	492,243,608
End of period	$1,213,629,913	$760,129,267

Capital Share Transactions:
Shares sold:
Class I	7,070,758	4,518,977
Class II	198,864	283,378
Shares issued in reinvestment of distributions:
Class I	180,553	201,399
Class II	4,419	9,787
Shares redeemed:
Class I	(713,970)	(497,405)
Class II	(96,626)	(145,250)
Net Increase in Capital Shares Outstanding	6,643,998	4,370,886

1        Net of allocated repurchase fees of $8,410 and $33,296, respectively.

2        Net of allocated repurchase fees of $398 and $1,987, respectively.

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE YEAR ENDED MARCH 31, 2026
Cash Flows from Operating Activities
Net increase in net assets from operations	$124,363,829
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net realized gain from investments	(7,409,618)
Net realized gain from foreign currency transactions	(59,901)
Net realized loss from foreign currency contracts	1,358,499
Net change in unrealized appreciation from investments	(133,728,568)
Net change in unrealized depreciation from deferred tax liability	12,114,309
Net change in unrealized depreciation from foreign currency translations	314
Net change in unrealized depreciation from foreign currency contracts	235,316
Purchases of investments	(359,300,836)
PIK interest income added to principal amount of investment	(678,736)
Sales of investments	86,195,528
Purchases of short term investments, net	(66,505,765)
(Increase)/Decrease in Assets:
Due from Adviser	(5,623,625)
Interest receivable	(57,629)
Prepaid expenses	(430,560)
Investment proceeds receivable	6,854,396
Investments paid in advance, at cost	8,833,438
Increase/(Decrease) in Liabilities:
Unrealized depreciation on forward foreign currency contracts	235,316
Investment management fee	678,550
Distribution and service fees	1,925
Professional fees	302,495
Accounting and administration fees	4,088
Other accrued liabilities	6,522
Income tax payable	(3,764,008)
Net Cash Used in Operating Activities	(336,374,721)

Cash Flows from Financing Activities
Proceeds from shares sold and payable for shareholder subscriptions received in advance	361,814,093
Distributions paid to shareholders, net of reinvestments	(5,387,961)
Payments for shares repurchased, net of repurchase fees	(36,890,458)
Net Cash Provided by Financing Activities	319,535,674

Effects of foreign currency exchange rate changes in cash	(1,534,228)

Net decrease in cash	(18,373,275)

Cash at beginning of period	20,356,611
Cash denominated in foreign currencies at beginning of period	—
Total cash and cash equivalents at beginning of period	20,356,611

Cash at end of period	1,922,408
Cash denominated in foreign currencies at end of period	60,928
Total cash at end of period	$1,983,336

Supplemental disclosure of non-cash activity
Reinvestment of distributions from underlying investments	$1,169,494
Reinvestment of distributions to shareholders	9,939,062

Supplemental disclosure of cash activity
Income tax paid	$3,695,927
Deferred tax paid	1,081

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
Consolidated Financial Highlights* CLASS I SHARES

Per share operating performance.
For a capital share outstanding throughout each period.

	For the year ended March 31, 2026[1]	For the year ended March 31, 2025[1]	For the year ended March 31, 2024[1]	For the year ended March 31, 2023[1]	For the year ended March 31, 2022[1]
Net Asset Value, beginning of period	$49.49	$44.78	$40.34	$40.23	$33.42
Income from Investment Operations:
Net investment loss[2]	(0.16)	(1.07)	(0.17)	(0.52)	(0.63)
Net realized and unrealized gain on investments	6.58	6.92	5.31	1.76	7.71
Total from investment operations	6.42	5.85	5.14	1.24	7.08

Distributions to investors:
From net realized gain	(0.74)	(1.14)	(0.70)	(1.14)	(0.27)
Total distributions to investors	(0.74)	(1.14)	(0.70)	(1.14)	(0.27)
Redemption Fees[2]:	0.00 [3]	0.00 [3]	0.00 [3]	0.01	—
Net Asset Value, end of period	$55.17	$49.49	$44.78	$40.34	$40.23

Total Return[4]	13.00%	13.11%	12.77%	3.17%	21.23%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$1,163,305	$720,099	$462,506	$315,333	$214,878

Net investment loss[5]	(0.30)%[6,10]	(2.28)%	(0.40)%	(1.31)%	(1.73)%

Gross expenses inclusive of interest expense and taxes[5,7]	2.09%[6]	3.60%	2.13%	2.20%	2.42%
Net expenses inclusive of interest expense and taxes[5,8]	1.17%[6,10]	3.60%	2.22%	2.27%	2.26%

Income Tax Expense	—	1.50%	—	—	—
Income Tax Benefit	(0.01)%	—	—	—	—

Gross expenses exclusive of interest expense and taxes[5,7]	2.07%	2.08%	2.11%	2.18%	2.41%
Net expenses exclusive of interest expense and taxes[5,8]	1.15%[6,10]	2.08%	2.20%	2.25%	2.25%

Portfolio Turnover Rate	10%	14%	15%	13%	19%

Borrowings – Revolving Credit Facility	$—	$—	$—	$—	$—
Assets Coverage per $1,000 of Borrowings[9]	—	—	—	—	—
Revolving Credit Facility	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

*          Consolidated started for the year ended March 31, 2025.

1          Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

2          Per share data is computed using the average shares method.

3          Redemption fees consisted of per share amounts of less than $0.01.

4          Total returns are a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. Returns shown do not include payment of a 2.00% early repurchase fee for shares redeemed within 365 days of purchase. If the early repurchase fee was included, total returns would have been lower. Returns would have been lower if certain expenses had not been waived or reimbursed by Bow River Advisers, LLC (the “Adviser”).

5          The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2026, the Fund’s underlying investment companies included a range of management fees from 0.00% to 2.25% (unaudited) and performance fees from 0% to 20% (unaudited).

6          Annualized, with the exception of a voluntary reimbursement of income taxes and/or an income tax benefit.

7          Represents the ratio of expenses to average net assets absent of fee waivers, expense reimbursements, and/or expense recoupments.

8          Represents the ratio of expenses to average net assets inclusive of fee waivers, expense reimbursements, and/or expense recoupments by the Adviser (Note 5).

9          Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

10        Includes a non-annualized 0.90% voluntary reimbursement of income taxes.

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
Consolidated Financial Highlights* CLASS II SHARES

Per share operating performance.
For a capital share outstanding throughout each period.

	For the year ended March 31, 2026[1]	For the year ended March 31, 2025[1]	For the year ended March 31, 2024[1]	For the year ended March 31, 2023[1]	For the period ended March 31, 2022[1,2]
Net Asset Value, beginning of period	$49.08	$44.53	$40.21	$40.20	$38.33
Income from Investment Operations:
Net investment loss[3]	(0.28)	(1.18)	(0.27)	(0.62)	(0.14)
Net realized and unrealized gain on investments	6.50	6.87	5.29	1.76	2.01
Total from investment operations	6.22	5.69	5.02	1.14	1.87

Distributions to investors:
From net realized gain	(0.74)	(1.14)	(0.70)	(1.14)	—
Total distributions to investors	(0.74)	(1.14)	(0.70)	(1.14)	—
Redemption Fees[3]:	0.00 [4]	0.00 [4]	0.00 [4]	0.01	—
Net Asset Value, end of period	$54.56	$49.08	$44.53	$40.21	$40.20

Total Return[5]	12.70%	12.83%	12.51%	2.92%	4.88%[6]

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$50,325	$40,030	$29,737	$24,287	$6,409

Net investment loss[7]	(0.55)%[8,13]	(2.53)%	(0.65)%	(1.56)%	(1.71)%[14]

Gross expenses inclusive of interest expense and taxes[7,9]	2.34%[8]	3.85%	2.38%	2.45%	2.67%[14]
Net expenses inclusive of interest expense and taxes[7,10]	1.42%[8,13]	3.85%	2.47%	2.52%	2.51%[14]

Income Tax Expense	—	1.50%	—	—	—
Income Tax Benefit	(0.01)%[6]	—	—	—	—

Gross expenses exclusive of interest expense and taxes[7,9]	2.32%	2.33%	2.36%	2.43%	2.66%[14]
Net expenses exclusive of interest expense[7,10]	1.40%[8,13]	2.33%	2.45%	2.50%	2.50%[14]

Portfolio Turnover Rate	10%	14%	15%	13%	19%[11]

Borrowings – Revolving Credit Facility	$—	$—	$—	$—	$—
Assets Coverage per $1,000 of Borrowings[12]	—	—	—	—	—
Revolving Credit Facility	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

*          Consolidated started for the year ended March 31, 2025.

1          Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

2          Reflects operations for the period January 3, 2022 (commencement of operations) through March 31, 2022.

3          Per share data is computed using the average shares method.

4          Redemption fees consisted of per share amounts of less than $0.01.

5          Total returns are a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. Returns shown do not include payment of a 2.00% early repurchase fee for shares redeemed within 365 days of purchase. If the early repurchase fee was included, total returns would have been lower. Returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

6          Not annualized for periods less than one year.

7          The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2026, the Fund’s underlying investment companies included a range of management fees from 0.00% to 2.25% (unaudited) and performance fees from 0% to 20% (unaudited).

8          Annualized, with the exception of a voluntary reimbursement of income taxes and/or an income tax benefit.

9          Represents the ratio of expenses to average net assets absent of fee waivers, expense reimbursements, and/or expense recoupments.

10        Represents the ratio of expenses to average net assets inclusive of fee waivers, expense reimbursements, and/or expense recoupments by the Adviser (Note 5).

11        The portfolio turnover rate is calculated at the Fund level. The percentage listed was calculated for the year ended March 31, 2022.

12        Calculated by subtracting the Fund’s total liabilities (excluding the debt balance) from the Fund’s total assets and dividing by the outstanding debt balance.

13        Includes a non-annualized 0.90% voluntary reimbursement of income taxes.

14        Annualized.

See accompanying Notes to Consolidated Financial Statements.

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS MARCH 31, 2026

1. Organization

Bow River Capital Evergreen Fund (the “Fund”) was organized as a Delaware statutory trust on April 21, 2020 and commenced operations on January 1, 2021 following the reorganization of the Bow River Capital Evergreen Private Equity Fund, LP (the “Predecessor Fund”) with and into Class I Shares of the Fund, which was effective as of the close of business on December 31, 2020. The Fund currently offers two classes of shares: Class I Shares and Class II Shares (“Shares”). Class II Shares commenced operations on January 3, 2022. The Fund is a diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is available to prospective investors who meet the requirements as described in the Fund’s current prospectus.

The Fund’s investment objective is to generate long-term capital appreciation. The Fund invests in a broad portfolio of private equity investments that provide attractive risk-adjusted return potential. The Fund will seek to achieve its investment objective through broad exposure to private equity, private credit, and semi-liquid or listed investments, that may include: (i) direct investments; (ii) secondary investments; (iii) primary fund commitments; (iv) direct or secondary purchases of liquid credit instruments; (v) other liquid investments; and (vi) short-term investments.

Bow River Advisers, LLC, an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Adviser”). Bow River Asset Management, LLC owns a majority, controlling interest in the Adviser, and New York Life Investment Management Holdings, LLC owns a minority but controlling (as defined by the 1940 Act) stake in the Adviser. During the period, Apogem Capital, LLC and Aksia CA, LLC, each an investment adviser registered under the Advisers Act, each served as a non-discretionary investment consultant to the Adviser with respect to the Fund. Effective December 31, 2025, the investment consultant agreement by and between the Adviser and Aksia CA, LLC expired. The Fund’s Board of Trustees (the “Board” and the members thereof, the “Trustees”) has the overall responsibility for the management and supervision of the business operations of the Fund. The Board may delegate any of its rights, powers, and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser.

Consolidation of Subsidiaries — The Fund may make investments through wholly-owned subsidiaries. Subsidiaries will not be registered under the 1940 Act; however, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole direct or indirect shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. Furthermore, the Fund complies with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiaries. The Subsidiaries also comply with Section 17 of the 1940 Act relating to affiliated transactions and custody. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

Each investment adviser to any such Subsidiary will comply with Section 15 of the 1940 Act with respect to advisory contract approval, including that (i) material amendments to any such Subsidiary’s advisory contract must be approved by the Fund’s shareholders or the Board in the manner and to the extent that the Fund’s advisory agreement must be approved by the Fund’s shareholders or the Board; and (ii) the Fund’s shareholders will have the ability to vote to terminate the Subsidiary’s advisory agreements to the extent that they can vote to terminate the Fund’s advisory agreement.

As of March 31, 2026, there were five wholly-owned subsidiaries: Spartan I, LLC, Thunder I, LLC, BRC UMB, LLC, BRCE Splitter, LLC, and Reverb, Ltd. Spartan I, LLC, Thunder I, LLC, BRC UMB, LLC, and BRCE Splitter, LLC were established on June 12, 2024, June 26, 2024, June 26, 2024, and June 17, 2025, respectively, as Delaware limited liability companies. Reverb, Ltd. was formed under the laws of the Cayman Islands on September 18, 2024. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and Consolidated Financial Highlights of the Fund include the accounts of the subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation for the Fund, and as of March 31, 2026, Spartan I, LLC, Thunder I, LLC, BRC UMB, LLC, Reverb, Ltd., and BRCE Splitter, LLC had net assets of $121,963,701, $(186,111), $37,133,515, $3,299,286, and $204,254,248, respectively, which equals 10.0%, 0.0%, 3.1%, 0.3%, and 16.8%, respectively, of the Fund’s net assets.

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates — The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The presentation of the financial statements are in conformity with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses — Interest income is recognized on an accrual basis as earned. Certain interest income is recognized upon receipt when applicable under specific investment terms. Dividend income is recorded on the ex-dividend date. Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 5).

Investment Transactions — Investment transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the identified cost basis for publicly traded investments and average cost for the Fund’s private investments for both financial statement and federal income tax purposes.

Distributions to Shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are declared and paid annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Segment Reporting — An operating segment is defined, in FASB Accounting Standards Codification (“ASC”) Topic 280 — Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations. The Fund’s class level total returns and expense ratios are disclosed in the Consolidated Financial Highlights.

New Accounting Pronouncement — In December 2023, the FASB issued Accounting Standards Updated 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted.

In the reporting period, the Fund adopted ASU 2023-09 which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. See Note 2, paragraph Domestic Blocker Income Tax, for more information.

Valuation — The Fund will calculate its net asset value (“NAV”) as of the close of regular trading on the New York Stock Exchange on the last business day of each calendar week, each business day for the five business days preceding a repurchase request deadline (at such specific time set by the Board), each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”).

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

In determining its NAV, the Fund will value its investments as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Board has approved valuation procedures (“Valuation Procedures”) for the Fund and has approved the delegation of the day-to-day work of determining fair values and pricing responsibility for the Fund to the Adviser (“Valuation Designee”), subject to the oversight of the Board. The valuation of the Fund’s investments is performed in accordance with FASB’s ASC Topic 820 — Fair Value Measurements and Disclosures.

Securities that are publicly traded on a U.S. national securities exchange or any foreign stock exchange and for which a quoted market exists will be valued at the closing price of such securities based on their respective market. The money market demand accounts are priced at cost and are generally classified as Level 1 investments.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Designee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Designee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith by the Valuation Designee. In determining the fair values of these investments, the Valuation Designee will typically apply widely recognized valuation methodologies including, but not limited to, income approach, market approach, cost approach, discounted cash flow methods and third-party valuations. In order to determine a fair value, these methods are applied to the latest information as of the Determination Date provided by the underlying portfolio companies or other business counterparties, to the extent that such information is available and deemed reliable.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Primary and Secondary Fund Investments

Primary investments are commitments to new private equity, private credit, or other private funds. Secondary investments are purchases of existing interests that are acquired on the secondary market. Primary or secondary investments in private funds are generally valued based on the latest NAV reported by the third-party fund manager or General Partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of an investment in a private fund based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in private funds, their estimated values may differ significantly from the values that would have been used had a ready market for the private funds existed, and the differences could be material. New purchases of primary or secondary investments in private funds will be valued at acquisition cost initially until a NAV is provided by the third-party fund manager or General Partner. The Fund will review any cash flows since the reference date of the last NAV for a private fund received by the Fund from a third-party manager (“Portfolio Fund Manager”) until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the NAV as reported by the Portfolio Fund Manager.

In addition to tracking the NAV plus related cash flows of such secondary purchases of interests in closed-end private funds (“Portfolio Funds”), the Valuation Designee may also track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each private fund which is reasonably available at the time the Fund values its investments. Portfolio Fund Managers only provide determinations of the net asset values of the Portfolio Funds on a monthly or quarterly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently. The Valuation Designee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Designee concludes in good faith that the latest NAV reported by a Portfolio

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value) the Valuation Designee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Designee applies valuation methodologies as outlined above.

Direct Investments

Direct investments are minority investments in a company made by investors alongside a private equity fund manager or venture capital firm. Direct investments in private equity funds may be valued based on the latest NAV reported by the third-party fund manager or General Partner. In assessing the fair value of the Fund’s direct investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings and multiple analysis, discounted cash flow and market data from third party pricing services and makes assumptions that are based on market conditions existing at the end of each reporting period. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge various investments, for risk management (i.e. hedging purposes). All foreign currency exchange contracts are market-to-market at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction, or by the delivery, or receipt, of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Federal Income Taxes — The Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting the prior year returns are subject to examination by the federal and Delaware revenue authorities. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The Fund’s policy is to classify any interest or penalties associated with underpayment of federal and state income taxes as an income tax expense on the Consolidated Statement of Operations.

The Fund did not meet the qualified income test (the “Source of Income Test”) under Subchapter M of the Code for the tax years ended September 30, 2024 and September 30, 2025 because it did not generate 90% of its gross income from qualifying sources. However, the Fund intends to utilize the provisions under Section 851(i) of the Code to cure such failures of the Source of Income Test and satisfy this test.

Income Tax Payable — The Fund estimated a tax liability of $9,387,633 that was recorded for the fiscal year ended March 31, 2025. After release of the March 31, 2025 annual report, the Adviser, with approval from the Board, agreed to reimburse the Fund for 100% of the tax liability. Since April 1, 2025, the Fund has paid income taxes in the amount of $3,695,927, relating to the tax year ended September 30, 2024. The Adviser reimbursed the Fund for this amount, as is reflected on the Consolidated Statement of Operations for the year ended March 31, 2026. Based on new information that became available in this period, the Fund also revised its previous estimate of 2025 tax liability. The impact of the revised amount is shown as Income Tax Benefit (estimated tax liability was reduced) on the Consolidated Statement of Operations. As of March 31, 2026, the balance of estimated tax liability for the tax year then ended is $5,623,625, which is reflected as Income Taxes Payable on the Consolidated Statement of Assets and Liabilities. When the final payment is made, the Adviser will reimburse the Fund, at which point, the tax liability will have had no affect on the Fund’s net asset value or the Fund’s shareholders.

Domestic Blocker Income Tax — Spartan I, LLC (the “Spartan Subsidiary”) is a wholly-owned subsidiary of the Fund and is a domestic limited liability company that has elected to be treated as a C Corporation for federal income tax purposes and as such is obligated to pay federal and state income tax on its taxable income. State tax returns are filed in various states in which an economic presence exists. Income taxes are charged based on apportioned income for each state. Currently, the federal income tax rate is 21.0%. The Fund is currently using a blended state tax rate net of Federal Benefit of 2.765%.

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

The amount of taxes paid by the Spartan Subsidiary will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholder’s return from an investment in the Fund. Since the Spartan Subsidiary will be subject to taxation on the capital appreciation of its investments, the NAV of the Fund’s Shares will also be reduced by the accrual of any deferred tax liability. As a result, the Fund’s after tax performance will be impacted.

Spartan Subsidiary accrues deferred income taxes for any future liability associated with capital appreciation of its investments. Upon the sale of an investment, the Subsidiary may be liable for previously deferred taxes. The Spartan Subsidiary will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser may modify the estimates or assumptions related to the Subsidiary’s deferred tax liability as new information becomes available. Deferred tax assets are reduced by a valuation allowance when, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

Reverb, Ltd., Thunder I, LLC, BRC UMB, LLC, and BRCE Splitter, LLC are disregarded entities for income tax purposes.

The Fund’s current and deferred tax (expense)/benefit as of March 31, 2026 consists of the following:

Deferred tax (expense) benefit
Federal	$(10,330,169)
State	(1,784,140)
$(12,114,309)
Total income tax (expense) benefit	$(12,114,309)

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward	$374,411

Deferred tax liability
Net unrealized gain on investments	$(12,903,866)
Net deferred tax asset/(liability)	$(12,529,455)

Total income tax (expense)/benefit (current and deferred) differs from the amount computed by applying the federal and state statutory income tax rates to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows in the table below. The table reflects adoption of ASU 2023-09.

	Amount	Percent
Federal Income tax expense at statutory rate	$(10,165,928)	21.00%
State Income taxes (net of federal benefit)	(1,338,514)	2.77%
Contribution of unrealized gain property	(609,867)	1.26%
Net income tax (expense) benefit	$(12,114,309)	25.03%

The following table summarizes income taxes paid (net of refunds received).

U.S. federal	$—
U.S. state and local	1,081
Foreign	—
Total Income Tax Paid	$1,081

Shareholder Subscriptions — Shareholder subscriptions received in advance are comprised of cash received on or prior to March 31, 2026 for which shares are issued on April 1, 2026. Shareholder subscriptions received in advance do not participate in the earnings of the Fund until shares are issued.

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

3. Fair Value Disclosures

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•        Level 1 — unadjusted quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•        Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•        Level 3 — significant unobservable inputs, including inputs that are not derived from market data or cannot be corroborated by market data and when the investment is not redeemable in the near term.

Private investments that are reported on the Fund’s schedule of investments as being measured at fair value using the Fund’s pro rata NAV (or its equivalent) without further adjustment, as a practical expedient of fair value and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a private investment represents the amount that the Fund could reasonably expect to receive from the investment fund if the Fund’s investment is withdrawn at the measurement date based on NAV.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs used to value the Fund’s assets and liabilities as of March 31, 2026:

		Fair Value Measurements at the End of the Reporting Period Using
Investments	Practical Expedient*	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Private Investments**	$895,655,493	$—	$461,500	$169,485,909	$1,065,602,902
U.S. Treasury Bills	—	—	74,443,906	—	74,443,906
Short-Term Investments	—	121,472,439	—	—	121,472,439
Total	$895,655,493	$121,472,439	$74,905,406	$169,485,909	$1,261,519,247

*        Certain investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

**      All sub-categories within the security type represent their respective evaluation status. For a detailed breakout, please refer to the Consolidated Schedule of Investments.

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance April 1, 2025	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Contributions	Sales or Distributions	Net realized gain	Change in net unrealized appreciation	Ending balance March 31, 2026
Private Investments	$106,335,056	$3,934,516	$(34,891,762)	$69,640,085	$(13,159,075)	$2,183,656	$35,443,433	$169,485,909

The change in net unrealized appreciation (depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments that were held as of March 31, 2026 is $28,667,136.

Transfers into Level 3 during the period represent investments being valued by management using unobservable inputs as an adjustment to reported fair values. Transfers out of Level 3 during the period represent investments that are being measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient and/or being valued using observable market data.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2026:

Level 3 Investments	Fair Value as of March 31, 2026	Valuation Technique	Unobservable Inputs	Range of Inputs/Discount Rate/Price/Simple Average	Impact to Valuation from an Increase in Input
Direct Investments
Credit
Senior Credit
ClearScale, LLC T/L A	$901,668	Income Approach	Discount rate	9.81% – 12.31%/10.81%	Decrease
Corsair Blade IV (Luxembourg) S.a.r.l.	4,516,815	Income Approach	Discount rate	9.29% – 11.65%	Decrease
Pathstone Family Office, LLC	2,882,543	Income Approach	Discount rate	8.18% – 9.18%	Decrease

Subordinated Credit
Eagle Point SRT Co-Invest I, LP	3,291,720	Income Approach	Discount rate	9.5% – 10.25%/10.34%	Decrease
Nexus Apex Holdings, LLC	9,800,000	Market Approach	Transaction Price	Not Applicable	Increase
Polaris Newco	1,655,650	Income Approach	Discount rate	21.75% – 23.00%/22.38%	Decrease

Equity
Buyout
AE Co-Investment Partners Fund III-R, LP	12,056,039	Market Approach	Liquidation Preference	1.5x	Increase
Beekeeper TopCo	5,500,000	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
Corsair Amore Investors, LP*	1,950,062	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
		Market Approach	Adjusted EBITDA Multiple	3.11x – 15.21x	Increase
		Market Approach	Adjusted EBITDA Multiple	3.55x – 14.9x	Increase
DSG Group Holdings, LP	10,961,900	Market Approach	Adjusted EBITDA Multiple	12.0x	Increase
IvyRehab Holdings, LLC	11,022,719	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
KKR Game Changer Co-Invest, LP	8,400,000	Market Approach	Liquidation Preference	1.4x	Increase
MML Stratos Investco, Ltd.	5,776,340	Market Approach	Transaction Price	Not Applicable	Increase
QHP Sapphire SPV, LP	21,832,996	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
Veregy Parent, LLC	6,622,254	Market Approach	Adjusted EBITDA Multiple	10.50x	Increase

Growth Equity
Cheetah Investment Holdings-A, LLC	16,713,240	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
Curaechoice, Inc.	5,258,679	Market Approach	Transaction Price	Not Applicable	Increase
Westcap Loanpal Co-invest 2020, LLC**	2,494,355	Market Approach	General Partner Net Asset Value	8,000,000	Increase
		Income Approach	Discount rate	37.5%	Decrease
		Market Approach	Adjusted EBITDA Multiple	1.21x – 8.17x	Increase

Venture
NVP Mars Co-Invest II, LP	1,500,000	Market Approach	Transaction Price	Not Applicable	Increase

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026
Level 3 Investments	Fair Value as of March 31, 2026	Valuation Technique	Unobservable Inputs	Range of Inputs/Discount Rate/Price/Simple Average	Impact to Valuation from an Increase in Input
Primary Funds
Credit
Senior Credit
Tikehau Private Debt Secondaries II SCSp	$2,078,484	Market Approach	General Partner Net Asset Value	Not Applicable	Increase

Equity
Growth Equity
Prysm Capital Fund II, LP	14,860,897	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
WestCap Strategic Operator U.S. Feeder Fund, LP	6,243,134	Market Approach	General Partner Net Asset Value	Not Applicable	Increase

Secondary Funds
Credit
Senior Credit
BRCE SPV I, LLC	146,973	Market Approach	General Partner Net Asset Value	Not Applicable	Increase

Subordinated Credit
Coller Capital CBL Fund II	3,934,516	Market Approach	General Partner Net Asset Value	Not Applicable	Increase

Equity
Buyout
Graphite Capital Partners VIII D, LP	2,809,503	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
Great Hill Equity Partners IV, LP	1,011,503	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
Great Hill Equity Partners V, LP	4,278,806	Market Approach	General Partner Net Asset Value	Not Applicable	Increase
		Market Approach	General Partner Net Asset Value	Not Applicable	Increase
SEP Hamilton, LP	985,113	Market Approach	Fair Value of Underlying Asset	$1.84 per share	Increase
Total Level 3 Investments	$169,485,909

*        Weighted allocations of General Partner Net Asset Value and Adjusted EBITDA Multiple were 10%, 45%, and 45%, respectively.

**      Weighted allocations of Adjusted General Partner Net Asset Value, Discount Rate, and Adjusted EBITDA Multiple were 40%, 40%, and 20%, respectively.

The following is the fair value measurement of investments that are measured at the Fund’s pro rata NAV (or its equivalent) as a practical expedient:

Private Investments	Investment Style	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
ACP Hyperdrive Co-Invest, LLC	Buyout	$2,507,199	$—	Subject to GP Consent	N/A	N/A
Adams Street 2009 Direct Fund, LP	Buyout	14,697	1,762	Subject to GP Consent	N/A	N/A
Adams Street 2010 Direct Fund, LP	Buyout	23,018	3,471	Subject to GP Consent	N/A	N/A
Adams Street 2011 Direct Fund, LP	Buyout	32,120	6,666	Subject to GP Consent	N/A	N/A
Adams Street 2011 Non-U.S. Developed Markets Fund, LP	Buyout	76,954	42,587	Subject to GP Consent	N/A	N/A
Adams Street 2011 U.S. Fund, LP	Buyout	169,593	58,073	Subject to GP Consent	N/A	N/A
Adams Street 2013 Global Fund, LP	Buyout	1,350,890	130,224	Subject to GP Consent	N/A	N/A
Adams Street 2014 Global Fund, LP	Buyout	752,352	67,754	Subject to GP Consent	N/A	N/A
Adams Street Partnership Fund 2009 Non-U.S. Developed Markets Fund, LP	Buyout	29,683	29,504	Subject to GP Consent	N/A	N/A
Adams Street Partnership Fund 2009 U.S. Fund, LP	Buyout	75,545	36,490	Subject to GP Consent	N/A	N/A
Adams Street Partnership Fund 2010 Non-U.S. Developed Markets Fund, LP	Buyout	76,954	26,567	Subject to GP Consent	N/A	N/A
Adams Street Partnership Fund 2010 U.S. Fund, LP	Buyout	155,589	52,955	Subject to GP Consent	N/A	N/A
AG DLI IV (Unlevered), LP	Senior Credit	8,735,824	—	Subject to GP Consent	N/A	N/A
Alchemy Special Opportunities Fund II, LP	Buyout	1,186,817	498,912	Subject to GP Consent	N/A	N/A
Alpine Investors Iceman CV[-A], LP	Buyout	11,578,865	733,176	Subject to GP Consent	N/A	N/A

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026
Private Investments	Investment Style	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
Altor Fund IV (No. 1) AB	Buyout	$5,222,122	$1,220,614	Subject to GP Consent	N/A	N/A
AP DSB Co-Invest II, LP	Buyout	3,881,929	34,482	Subject to GP Consent	N/A	N/A
AP Goat Co-Invest, LP	Buyout	4,957,468	53,966	Subject to GP Consent	N/A	N/A
Ashgrove Specialty Lending Fund I SCSp RAIF	Senior Credit	589,251	402,478	Subject to GP Consent	N/A	N/A
Ashgrove Specialty Lending Fund II	Senior Credit	803,916	2,427,184	Subject to GP Consent	N/A	N/A
ASP (Feeder) 2017 Global Fund, LP	Buyout	989,455	96,264	Subject to GP Consent	N/A	N/A
Avista Healthcare Partners II, LP	Buyout	4,723,540	394,817	Subject to GP Consent	N/A	N/A
Biloxi Co-Investment Partners, LP	Buyout	2,123,052	865,812	Subject to GP Consent	N/A	N/A
Blue Owl Asset Special Opportunities IX GP, LP	Subordinated Credit	6,887,309	3,242,105	Subject to GP Consent	N/A	N/A
Blue Wolf Capital Fund IV, LP	Buyout	4,565,664	642,421	Subject to GP Consent	N/A	N/A
Brentwood Associates Private Equity VI, LP	Buyout	3,091,956	641,165	Subject to GP Consent	N/A	N/A
Bright Meadow Agency MBS Onshore Fund, LP	Liquid	8,402,810	—	Monthly	30 days	N/A
Brightwood U.S. Credit Fund, LP	Senior Credit	2,217,575	339,069	Subject to GP Consent	N/A	N/A
Butterfly Nourish Co-Invest, LP	Buyout	12,388,389	—	Subject to GP Consent	N/A	N/A
BW Colson Co-Invest Feeder (Cayman), LP	Buyout	6,245,390	—	Subject to GP Consent	N/A	N/A
BW Phoenix Co-Invest, LP	Buyout	13,912,794	—	Subject to GP Consent	N/A	N/A
Capital Dynamics Global Secondaries VI, LP	Buyout	870,393	340,000	Subject to GP Consent	N/A	N/A
Carlyle Riser Co-Investment, LP	Buyout	1,801,240	36,473	Subject to GP Consent	N/A	N/A
CCS Co-Investment Vehicle 2 (Feeder), LP	Subordinated Credit	13,563,931	4,716,644	Subject to GP Consent	N/A	N/A
CCS Co-Investment Vehicle I, LP	Subordinated Credit	4,711,682	2,628,425	Subject to GP Consent	N/A	N/A
CF24XB SCSp	Buyout	12,170,373	—	Subject to GP Consent	N/A	N/A
CIP IX Co-Investment Vehicle 2, LP	Buyout	10,503,262	5,287,783	Subject to GP Consent	N/A	N/A
CL-EA Co-Investment Opportunities I, LP	Opportunistic	6,596,833	—	Subject to GP Consent	N/A	N/A
Coller Credit Opportunities I – Annex I, SLP	Senior Credit	1,193,235	1,126,133	Subject to GP Consent	N/A	N/A
Coller Credit Opportunities I – B, LP	Senior Credit	3,284,542	1,322,594	Subject to GP Consent	N/A	N/A
Coller International Partners VI Feeder Fund, LP – Class A	Buyout	41,384	—	Subject to GP Consent	N/A	N/A
Coller International Partners VII Feeder Fund, LP – Series B	Buyout	1,160,776	1,244,187	Subject to GP Consent	N/A	N/A
Constellation 2022, LP	Buyout	5,221,928	—	Subject to GP Consent	N/A	N/A
Corsair Riva Munich Co-Investment, LP	Buyout	9,259,279	—	Subject to GP Consent	N/A	N/A
Coyote 2021, LP	Buyout	10,931,898	393,776	Subject to GP Consent	N/A	N/A
CRG Partners III – Parallel Fund (A), LP	Subordinated Credit	1,546,297	3,513,488	Subject to GP Consent	N/A	N/A
Crown Secondaries Special Opportunities II B, S.C.S.	Buyout	3,206,447	520,171	Subject to GP Consent	N/A	N/A
Crown Secondaries Special Opportunities II, S.C.S.	Buyout	8,381,944	1,193,901	Subject to GP Consent	N/A	N/A
Dawson Portfolio Finance 4, LP	Buyout	3,413,141	544,499	Subject to GP Consent	N/A	N/A
Dawson Portfolio Finance 5, LP	Buyout	5,178,481	2,432,094	Subject to GP Consent	N/A	N/A
Digital Alpha Solutions Fund, LP	Opportunistic	4,539,663	—	Subject to GP Consent	N/A	N/A
Eagle Point Co-Invest II, LP	Subordinated Credit	4,113,198	3,579,744	Subject to GP Consent	N/A	N/A
Eagle Point Enhanced Income Fund US, LP	Subordinated Credit	8,185,230	6,750,000	Quarterly	90 days	Two years
Enak Aggregator, LP	Buyout	4,510,342	—	Subject to GP Consent	N/A	N/A
EnCap Energy Transition Fund 1-A, LP	Real Assets	725,284	2,370,417	Subject to GP Consent	N/A	N/A
Ethos Capital Digital Infrastucture, LP	Buyout	3,784,421	428,861	Subject to GP Consent	N/A	N/A
Ethos Capital Investments, LP	Buyout	2,773,434	882,446	Subject to GP Consent	N/A	N/A
Falcon Co-Investment Partners, LP	Buyout	3,039,245	964,212	Subject to GP Consent	N/A	N/A

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026
Private Investments	Investment Style	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
FFL Capital Partners V, LP	Buyout	$10,150,176	$1,336,061	Subject to GP Consent	N/A	N/A
First Reserve Ascent Opportunities Feeder Fund, LP	Buyout	9,577,014	963,208	Subject to GP Consent	N/A	N/A
Gasherbrum Fund II, LP	Buyout	5,219,535	59,084	Subject to GP Consent	N/A	N/A
Global Infrastructure Partners II-C, LP	Real Assets	243,676	229,866	Subject to GP Consent	N/A	N/A
Global Infrastructure Partners III-A/B, LP	Buyout	2,237,528	434,171	Subject to GP Consent	N/A	N/A
Grain Spectrum Holdings III (Cayman), LP	Opportunistic	4,149,265	280,277	Subject to GP Consent	N/A	N/A
Gridiron Capital Fund V, LP	Buyout	5,272,207	586,351	Subject to GP Consent	N/A	N/A
H.I.G. Starlite-B Co-Investment, LP	Buyout	7,743,271	249,789	Subject to GP Consent	N/A	N/A
Hg Vega Co-Invest, LP	Buyout	9,409,159	—	Subject to GP Consent	N/A	N/A
HHC InXpress Group CV, LP	Buyout	6,294,192	263,973	Subject to GP Consent	N/A	N/A
ICG Europe Fund VII Feeder SCSp	Buyout	4,294,285	1,970,299	Subject to GP Consent	N/A	N/A
ICG LP Secondaries Fund I, LP	Buyout	3,117,869	3,774,397	Subject to GP Consent	N/A	N/A
ICG Ludgate Hill IV-A Leopard, LP	Buyout	5,299,604	2,380,766	Subject to GP Consent	N/A	N/A
Ion Pacific Ostrich Echo, LLC	Growth Equity	3,201,744	—	Subject to GP Consent	N/A	N/A
Ion Pacific Stonecutter III (Cayman), LP	Growth Equity	2,608,391	2,838,763	Subject to GP Consent	N/A	N/A
Ion Pacific Succession SCSp	Growth Equity	4,730,079	1,945,110	Subject to GP Consent	N/A	N/A
ISH Co-Investment Aggregator, LP	Buyout	2,306,281	692,308	Subject to GP Consent	N/A	N/A
Kelso XI Astra Co-Investment, LP	Buyout	17,704,346	1,500,000	Subject to GP Consent	N/A	N/A
KH Aggregator, LP	Buyout	3,699,452	—	Subject to GP Consent	N/A	N/A
Leeds Equity Partners VI, LP	Buyout	3,382,202	249,733	Subject to GP Consent	N/A	N/A
Leeds Equity Partners VII-A, LP	Buyout	5,069,140	261,952	Subject to GP Consent	N/A	N/A
LH Equity Investors, LP	Buyout	20,387,689	—	Subject to GP Consent	N/A	N/A
LJ Ranger Co-Invest, LP	Buyout	11,080,548	1,476,501	Subject to GP Consent	N/A	N/A
Lynx EBO Fund I (A), LLC	Opportunistic	24,625	—	Subject to GP Consent	N/A	N/A
MML Keystone SCSp	Buyout	3,602,656	2,591,321	Subject to GP Consent	N/A	N/A
NCS Investment, LP	Buyout	6,338,993	—	Subject to GP Consent	N/A	N/A
New Vintage Partners Fund I, LP	Growth Equity	5,955,418	1,625,446	Subject to GP Consent	N/A	N/A
NVP Mars Co-Invest, LP	Venture	5,551,264	—	Subject to GP Consent	N/A	N/A
NVP Monogram Co-Invest, LP	Growth Equity	12,936,280	228,371	Subject to GP Consent	N/A	N/A
NVP Olipop, LLC	Growth Equity	1,255,173	—	Subject to GP Consent	N/A	N/A
OceanSound Partners Co-Invest II, LP – Series B	Buyout	12,323,914	—	Subject to GP Consent	N/A	N/A
OceanSound Partners Co-Invest II, LP – Series E	Buyout	13,944,485	—	Subject to GP Consent	N/A	N/A
OceanSound Partners Fund II, LP	Buyout	8,025,715	2,107,315	Subject to GP Consent	N/A	N/A
OceanSound Partners Fund, LP	Buyout	5,798,302	173,436	Subject to GP Consent	N/A	N/A
OceanSound SMX Continuation Fund, LP	Buyout	7,247,356	38,179	Subject to GP Consent	N/A	N/A
OceanSound SMX Rollover, LP	Buyout	2,070,521	20,369	Subject to GP Consent	N/A	N/A
Onex Fund V, LP	Buyout	5,938,435	1,082,235	Subject to GP Consent	N/A	N/A
Onex OD Co-Invest, LP	Buyout	3,492,438	—	Subject to GP Consent	N/A	N/A
Onex Structured Credit Opportunities International Fund I, LLC	Senior Credit	276,511	—	Subject to GP Consent	N/A	N/A
OSP Co-Invest II, LP	Buyout	13,103,336	—	Subject to GP Consent	N/A	N/A
Overbay 2025 Fund (International), LP	Buyout	8,778,097	3,000,000	Subject to GP Consent	N/A	N/A
Overbay 2025 Fund Annual Series Aggregator (AIV V), LP	Buyout	9,261,975	2,500,000	Subject to GP Consent	N/A	N/A
Overbay Capital Partners 2023 Fund Aggregator, LP	Buyout	11,079,102	1,560,333	Subject to GP Consent	N/A	N/A
Overbay Capital Partners 2024 Fund Aggregator (AIV VI) II, LP	Buyout	13,984,206	2,040,000	Subject to GP Consent	N/A	N/A
Overbay Capital Partners 2024 Fund Aggregator (AIV VII), LP	Buyout	24,995,054	4,848,005	Subject to GP Consent	N/A	N/A

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026
Private Investments	Investment Style	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
Overbay Fund XIV (AIV III), LP	Buyout	$662,863	$170,407	Subject to GP Consent	N/A	N/A
Overbay Fund XIV Offshore (AIV), LP	Buyout	1,807,261	579,387	Subject to GP Consent	N/A	N/A
Overbay Fund XIV Offshore, LP	Buyout	1,604,014	16,715	Subject to GP Consent	N/A	N/A
Palms Co-Investment Partners, LP	Buyout	4,311,546	188,340	Subject to GP Consent	N/A	N/A
PARIOU SLP	Subordinated Credit	7,801,661	19,987	Subject to GP Consent	N/A	N/A
PBN II-A Equity Holdings, LP	Subordinated Credit	700,454	474,051	Subject to GP Consent	N/A	N/A
PIMCO DSCO Fund II Offshore Feeder, LP	Senior Credit	6,124,855	—	Quarterly	60 days	One Year
Pinegrove Opportunity Partners I Gold Co-Invest, LP	Growth Equity	5,074,083	—	Subject to GP Consent	N/A	N/A
Pinegrove Opportunity Partners I, LP	Growth Equity	6,423,110	4,653,791	Subject to GP Consent	N/A	N/A
Porcupine Holdings, LP – Class A	Buyout	2,592,896	2,075,472	Subject to GP Consent	N/A	N/A
Porcupine Holdings, LP – Class B	Buyout	1,426,166	—	Subject to GP Consent	N/A	N/A
Project Stream Co-Invest Fund, LP	Buyout	2,317,155	—	Subject to GP Consent	N/A	N/A
PS Co-Invest II, LP	Buyout	3,240,931	—	Subject to GP Consent	N/A	N/A
PSC Tiger, LP	Buyout	10,746,516	967,995	Subject to GP Consent	N/A	N/A
Resolute Fund IV, LP	Buyout	3,354,417	150,668	Subject to GP Consent	N/A	N/A
Resolute III Continuation Fund, LP	Buyout	8,732,959	663,025	Subject to GP Consent	N/A	N/A
RREF III Debt Direct Domestic Investors, LP	Subordinated Credit	2,416,752	—	Subject to GP Consent	N/A	N/A
RREF III Debt Domestic Investors, LP	Subordinated Credit	6,240,583	—	Subject to GP Consent	N/A	N/A
Saba Capital Carry Neutral Tail Hedge Offshore Fund, Ltd.	Liquid	9,917,561	—	Monthly	35 days	6 months
SANCY SLP	Buyout	1,623,019	19,987	Subject to GP Consent	N/A	N/A
SCPCV-A, LP	Buyout	5,680,772	529,211	Subject to GP Consent	N/A	N/A
SEP Hamilton III Aggregator, LP	Buyout	3,059,781	—	Subject to GP Consent	N/A	N/A
SEP Skyhawk Fund III Aggregator II, LP	Buyout	550,517	—	Subject to GP Consent	N/A	N/A
SEP Skyhawk Fund III Aggregator, LP	Buyout	375,507	—	Subject to GP Consent	N/A	N/A
Sheridan Capital Partners Fund III, LP	Buyout	5,443,688	2,087,169	Subject to GP Consent	N/A	N/A
Silver Lake Strategic Investors VI, LP	Buyout	7,058,307	—	Subject to GP Consent	N/A	N/A
SK Capital Partners VI-A, LP	Buyout	9,157,994	7,378,349	Subject to GP Consent	N/A	N/A
Soundcore Capital Partners Fund III-A	Buyout	3,442,714	4,084,825	Subject to GP Consent	N/A	N/A
Soundcore Fund III REP CI-A, LP	Buyout	3,177,049	—	Subject to GP Consent	N/A	N/A
Soundcore Fund III RR CI-A, LP	Buyout	4,968,843	—	Subject to GP Consent	N/A	N/A
Soundcore Fund III TS CI-A, LP	Buyout	2,971,836	—	Subject to GP Consent	N/A	N/A
Sprinkler 2024 Co-Investment I (Feeder) SCSp	Buyout	16,000,064	808,581	Subject to GP Consent	N/A	N/A
Steamboat Credit Opportunities I, LLC	Subordinated Credit	11,351,317	14,265,857	Subject to GP Consent	N/A	N/A
Sumeru Equity Partners Fund III, LP	Buyout	2,421,627	90,948	Subject to GP Consent	N/A	N/A
Sumeru Equity Partners Fund IV, LP	Buyout	2,625,485	1,434,392	Subject to GP Consent	N/A	N/A
T6 Co-Invest B, LP	Buyout	10,971,664	—	Subject to GP Consent	N/A	N/A
TCV Beat Co., LP	Buyout	9,187,073	—	Subject to GP Consent	N/A	N/A
Tikehau Private Debt Secondaries (Delaware), LP	Senior Credit	1,983,267	285,000	Subject to GP Consent	N/A	N/A
TPG IX Evergreen Cl 1, LP	Buyout	11,956,263	640,323	Subject to GP Consent	N/A	N/A
Tracer Investors Co-Invest, LP	Buyout	9,571,778	400,000	Subject to GP Consent	N/A	N/A
Triton Fund 6 SCSp	Buyout	1,163,371	8,940,433	Subject to GP Consent	N/A	N/A
Truelink Alpine, LP	Buyout	5,911,716	843,333	Subject to GP Consent	N/A	N/A
Truelink Capital Fund I-A, LP	Buyout	11,672,305	884,563	Subject to GP Consent	N/A	N/A
Valeas Capital Partners Fund I, LP	Buyout	14,272,492	2,017,549	Subject to GP Consent	N/A	N/A
VCF Compass Co-Investor Holdings II, LP	Buyout	1,052,237	—	Subject to GP Consent	N/A	N/A
VCF Compass Co-Investor Holdings, LP	Buyout	8,771,162	—	Subject to GP Consent	N/A	N/A
VCPF III Co-Invest 1-A, LP	Senior Credit	2,971,044	—	Subject to GP Consent	N/A	N/A

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026
Private Investments	Investment Style	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
Vistage Equity Investors, LP	Buyout	$11,972,262	$—	Subject to GP Consent	N/A	N/A
Vistria Agua CV, LP	Buyout	21,227,355	2,533,034	Subject to GP Consent	N/A	N/A
Voleon Composition International Fund	Liquid	12,702,821	—	Monthly	30 days	None
Voloridge Fund, LP	Liquid	5,235,923	—	Monthly	90 days	N/A
WestCap Cerebral Co-Invest 2021, LLC	Growth Equity	60,562	—	Subject to GP Consent	N/A	N/A
WestCap Strategic Operator Fund II, LP	Growth Equity	6,537,410	88,041	Subject to GP Consent	N/A	N/A
Wildcat 21 Co-Invest Fund, LP	Buyout	3,846,944	—	Subject to GP Consent	N/A	N/A
WP Gateway Co-Invest, LP	Buyout	3,063	—	Subject to GP Consent	N/A	N/A
Yorkville Partners, LP	Buyout	13,542,366	—	Subject to GP Consent	N/A	N/A
		$895,655,493	$152,923,418

*        Refer to the Consolidated Schedule of Investments for industry classification of individual securities.

4. Investment Transactions

Purchases and sales of investments, excluding short-term investments, for the year ended March 31, 2026 were $359,300,836 and $86,195,528, respectively.

5. Investment Management and Other Agreements

Pursuant to an Investment Management Agreement, the Fund will pay the Adviser a monthly investment management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Adviser to the Fund. The Investment Management Fee is equal to 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Investment Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Investment Management Fee will be computed as of the last day of each month. During the year ended March 31, 2026, the Fund incurred $17,613,095 in investment management fees.

The Adviser entered into investment consultant agreements with Aksia CA, LLC and Apogem Capital, LLC (each an “Investment Consultant,” and together, the “Investment Consultants”) to assist the Adviser with sourcing, evaluating, and selecting investments for the Fund’s portfolio. As the Investment Consultants, Aksia CA, LLC and Apogem Capital, LLC recommend investments to the Adviser and has no involvement in investment decisions, any related negotiations, or the finalization of any investment. Currently, a high concentration of the Fund’s investments are sourced by the Investment Consultants. During the period, in consideration for services provided by Aksia CA, LLC, the Adviser paid an investment consultant fee equal to 0.375%, on an annualized basis, of the net asset value of the Fund’s investments (less cash and cash equivalents) existing as of December 31, 2024, with a minimum of $2 million, plus 0.375%, on an annualized basis, of the net asset value of all investments sourced by Aksia CA, LLC and invested by the Fund on and after January 1, 2025. Effective December 31, 2025, the investment consultant agreement by and between the Adviser and Aksia CA, LLC expired. In consideration for services provided by Apogem Capital, LLC, the Adviser pays an investment consultant fee equal to 0.375%, on an annualized basis, based on the Fund’s average daily Managed Assets attributable to investments sourced by Apogem Capital, LLC and invested by the Fund.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Fund’s aggregate monthly ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund in respect of each Class of Shares to an amount not to exceed 0.50%, on an annualized basis, of the Fund’s month-end net assets (the “Expense Cap”).

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses in respect of any Class of Shares for any month, exceed the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation Agreement. To the extent that the Adviser waives its Management Fee and/or reimburses expenses, the Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Specified Expenses that are not covered by the Expense Limitation Agreement and are therefore borne by shareholders of the Fund include: (i) the Investment Management Fee; (ii) all fees and expenses of Fund Investments (including any underlying fees of the Fund Investments (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of private market assets and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of common shareholders.

The Expense Limitation Agreement is in effect until December 29, 2026, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Board. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser. As of March 31, 2026, there are no amounts recoupable by the Adviser. For the year ended March 31, 2026, the Adviser voluntarily reimbursed $9,319,552 of the income tax expenses which are not subject to recoupment by the Adviser.

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $65,000 per year in consideration of the services rendered by the Independent Trustees. In addition, the Fund pays an additional retainer of $2,500 per year to the Chairman of the Audit Committee and to the Chairman of the Nominating Committee. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Employees of PINE Advisors LLC (“PINE”) serve as Chief Compliance Officer, Chief Financial Officer and Assistant Treasurer of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

The Fund has adopted a Distribution and Service Plan with respect to Class II Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class II Shares. Under the Distribution and Service Plan, the Fund may pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class II Shares (the “Distribution and Servicing Fee”) to Foreside Financial Services, LLC (the “Distributor”) and/or other qualified recipients. Class I Shares are not subject to the Distribution and Servicing Fee. Foreside Financial Services, LLC acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor. The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of Class II Shares of the Fund. For the year ended March 31, 2026, distribution and service fees incurred are disclosed on the Consolidated Statement of Operations.

The Adviser may make payments from its resources, which include a portion of the Investment Management Fee, to brokers or dealers that assist in the distribution of Shares, including brokers or dealers that may be affiliated with the Adviser.

UMB Fund Services, Inc. serves as the Fund’s Administrator, Accounting Agent, and Transfer Agent. UMB Bank, N.A. serves as the Fund’s Custodian.

Certain officers and trustees of the Fund are also officers of the Adviser.

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

6. Affiliated Investments

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2026 and may include acquisitions of new investments, prior year holdings that become affiliated during the period, and prior period affiliated holdings that are no longer affiliated as of period-end.

Non-Controlled Affiliates	Beginning Fair Value April 1, 2025	Purchases or Contributions	Sales or Distributions	Change in securities meeting the definition of an affiliated investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Ending balance March 31, 2026	Investment Income
Steamboat Credit Opportunities I, LLC	$—	$11,480,437	$—	$—	$(129,120)	$—	$11,351,317	$—
Total Non-Controlled Affiliates	$—	$11,480,437	$—	$—	$(129,120)	$—	$11,351,317	$—

7. Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board.

Additional information on each restricted investment held by the Fund on March 31, 2026 is as follows:

Private Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
ACP Hyperdrive Co-Invest, LLC	March 7, 2022	$2,594,796	$2,507,199	0.2%
Adams Street 2009 Direct Fund, LP	April 1, 2022	16,764	14,697	0.0%
Adams Street 2010 Direct Fund, LP	April 1, 2022	19,579	23,018	0.0%
Adams Street 2011 Direct Fund, LP	April 1, 2022	32,581	32,120	0.0%
Adams Street 2011 Non-U.S. Developed Markets Fund, LP	April 1, 2022	62,148	76,954	0.0%
Adams Street 2011 U.S. Fund, LP	April 1, 2022	79,842	169,593	0.0%
Adams Street 2013 Global Fund, LP	April 1, 2022	899,648	1,350,890	0.1%
Adams Street 2014 Global Fund, LP	April 1, 2022	459,481	752,352	0.1%
Adams Street Partnership Fund 2009 Non-U.S. Developed Markets Fund, LP	April 1, 2022	15,509	29,683	0.0%
Adams Street Partnership Fund 2009 U.S. Fund, LP	April 1, 2022	65,631	75,545	0.0%
Adams Street Partnership Fund 2010 Non-U.S. Developed Markets Fund, LP	April 1, 2022	47,962	76,954	0.0%
Adams Street Partnership Fund 2010 U.S. Fund, LP	April 1, 2022	100,376	155,589	0.0%
AE Co-Investment Partners Fund III-R, LP	February 21, 2025	8,060,039	12,056,039	1.0%
AG DLI IV (Unlevered), LP	April 28, 2023	4,939,761	8,735,824	0.7%
Alchemy Special Opportunities Fund II, LP	April 4, 2024	701,979	1,186,817	0.1%
Alpine Investors Iceman CV[-A], LP	October 20, 2023	7,270,824	11,578,865	1.0%
Altor Fund IV (No. 1) AB	August 12, 2022	5,280,785	5,222,122	0.4%
AP DSB Co-Invest II, LP	July 30, 2021	1,805,064	3,881,929	0.3%
AP Goat Co-Invest, LP	January 24, 2025	4,484,220	4,957,468	0.4%
Ashgrove Specialty Lending Fund I SCSp RAIF	December 17, 2021	159,981	589,251	0.0%
Ashgrove Specialty Lending Fund II	August 30, 2024	847,867	803,916	0.1%

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026
Private Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
ASP (Feeder) 2017 Global Fund, LP	April 1, 2022	$577,686	$989,455	0.1%
Avista Healthcare Partners II, LP	March 16, 2021	2,747,108	4,723,540	0.4%
Beekeeper TopCo	June 27, 2025	5,004,000	5,500,000	0.5%
Biloxi Co-Investment Partners, LP	August 13, 2021	1,138,146	2,123,052	0.2%
Blue Owl Asset Special Opportunities IX GP, LP	October 31, 2025	5,961,403	6,887,309	0.6%
Blue Wolf Capital Fund IV, LP	December 31, 2024	2,699,746	4,565,664	0.4%
BRCE SPV I, LLC	May 22, 2020	—	146,973	0.0%
Brentwood Associates Private Equity VI, LP	December 31, 2024	1,890,503	3,091,956	0.3%
Bright Meadow Agency MBS Onshore Fund, LP	April 4, 2025	8,004,000	8,402,810	0.7%
Brightwood U.S. Credit Fund, LP	September 13, 2024	1,266,149	2,217,575	0.2%
Butterfly Nourish Co-Invest, LP	February 3, 2023	2,627,872	12,388,389	1.0%
BW Colson Co-Invest Feeder (Cayman), LP	March 15, 2021	3,109,989	6,245,390	0.5%
BW Phoenix Co-Invest, LP	February 9, 2024	7,070,897	13,912,794	1.1%
Capital Dynamics Global Secondaries VI, LP	December 27, 2024	691,730	870,393	0.1%
Carlyle Riser Co-Investment, LP	November 11, 2022	—	1,801,240	0.1%
CCS Co-Investment Vehicle 2 (Feeder), LP	December 20, 2024	10,384,879	13,563,931	1.1%
CCS Co-Investment Vehicle I, LP	March 29, 2024	3,464,234	4,711,682	0.4%
CF24XB SCSp	September 23, 2025	10,310,849	12,170,373	1.0%
Cheetah Investment Holdings-A, LLC	October 10, 2025	4,792,830	16,713,240	1.4%
CIP IX Co-Investment Vehicle 2, LP	April 4, 2025	9,822,347	10,503,262	0.9%
CL-EA Co-Investment Opportunities I, LP	June 14, 2024	4,555,261	6,596,833	0.5%
ClearScale, LLC T/L A	February 19, 2025	597,627	901,668	0.1%
Coller Capital CBL Fund II	October 11, 2024	3,739,988	3,934,516	0.3%
Coller Credit Opportunities I – Annex I, SLP	July 29, 2021	21,467	1,193,235	0.1%
Coller Credit Opportunities I – B, LP	January 5, 2022	1,945,620	3,284,542	0.3%
Coller International Partners VI Feeder Fund, LP – Class A	October 1, 2020	—	41,384	0.0%
Coller International Partners VII Feeder Fund, LP – Series B	October 1, 2020	—	1,160,776	0.1%
Constellation 2022, LP	August 12, 2022	1,319,965	5,221,928	0.4%
Corsair Amore Investors, LP	May 27, 2022	5,912,778	1,950,062	0.2%
Corsair Blade IV (Luxembourg) S.a.r.l.	April 12, 2024	4,341,275	4,516,815	0.4%
Corsair Riva Munich Co-Investment, LP	March 28, 2025	5,165,183	9,259,279	0.8%
Coyote 2021, LP	March 29, 2021	2,616,379	10,931,898	0.9%
CRG Partners III – Parallel Fund (A), LP	December 31, 2022	1,876,669	1,546,297	0.1%
Crown Secondaries Special Opportunities II B, S.C.S.	September 26, 2024	2,450,997	3,206,447	0.3%
Crown Secondaries Special Opportunities II, S.C.S.	September 26, 2024	6,598,715	8,381,944	0.7%
Curaechoice, Inc.	February 2, 2026	5,030,000	5,258,679	0.4%
Dawson Portfolio Finance 4, LP	November 10, 2020	1,877,468	3,413,141	0.3%
Dawson Portfolio Finance 5, LP	February 24, 2022	3,982,738	5,178,481	0.4%
Digital Alpha Solutions Fund, LP	October 28, 2022	2,523,594	4,539,663	0.4%
DSG Group Holdings, LP	September 9, 2022	5,585,674	10,961,900	0.9%
Eagle Point Co-Invest II, LP	September 3, 2025	3,924,256	4,113,198	0.3%
Eagle Point Enhanced Income Fund US, LP	July 11, 2025	7,870,297	8,185,230	0.7%

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026
Private Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Eagle Point SRT Co-Invest I, LP	October 18, 2024	$3,076,636	$3,291,720	0.3%
Enak Aggregator, LP	January 18, 2022	2,861,507	4,510,342	0.4%
EnCap Energy Transition Fund 1-A, LP	April 21, 2021	—	725,284	0.1%
Ethos Capital Digital Infrastucture, LP	December 15, 2025	2,949,193	3,784,421	0.3%
Ethos Capital Investments, LP	August 16, 2023	697,623	2,773,434	0.2%
Falcon Co-Investment Partners, LP	January 26, 2022	3,029,283	3,039,245	0.3%
FFL Capital Partners V, LP	June 16, 2022	5,757,974	10,150,176	0.8%
First Reserve Ascent Opportunities Feeder Fund, LP	September 29, 2025	6,154,636	9,577,014	0.8%
Gasherbrum Fund II, LP	May 30, 2024	3,141,260	5,219,535	0.4%
Global Infrastructure Partners II-C, LP	January 14, 2022	—	243,676	0.0%
Global Infrastructure Partners III-A/B, LP	September 29, 2025	1,723,154	2,237,528	0.2%
Grain Spectrum Holdings III (Cayman), LP	October 28, 2020	2,728,034	4,149,265	0.3%
Graphite Capital Partners VIII D, LP	June 30, 2020	—	2,809,503	0.2%
Great Hill Equity Partners IV, LP	March 31, 2026	956,578	1,011,503	0.1%
Great Hill Equity Partners V, LP	March 31, 2026	3,183,844	4,278,806	0.4%
Gridiron Capital Fund V, LP	November 27, 2023	4,455,069	5,272,207	0.4%
H.I.G. Starlite-B Co-Investment, LP	April 11, 2025	7,754,211	7,743,271	0.6%
Hg Vega Co-Invest, LP	May 10, 2024	7,016,708	9,409,159	0.8%
HHC InXpress Group CV, LP	January 21, 2026	4,680,433	6,294,192	0.5%
ICG Europe Fund VII Feeder SCSp	April 4, 2024	160,642	4,294,285	0.4%
ICG LP Secondaries Fund I, LP	July 31, 2023	2,328,203	3,117,869	0.3%
ICG Ludgate Hill IV-A Leopard, LP	July 31, 2023	3,592,175	5,299,604	0.4%
Ion Pacific Ostrich Echo, LLC	August 18, 2025	3,083,063	3,201,744	0.3%
Ion Pacific Stonecutter III (Cayman), LP	July 31, 2025	2,216,252	2,608,391	0.2%
Ion Pacific Succession SCSp	September 19, 2025	3,374,356	4,730,079	0.4%
ISH Co-Investment Aggregator, LP	May 6, 2021	2,311,692	2,306,281	0.2%
IvyRehab Holdings, LLC	August 25, 2023	8,004,000	11,022,719	0.9%
Kelso XI Astra Co-Investment, LP	January 30, 2026	15,171,709	17,704,346	1.5%
KH Aggregator, LP	November 30, 2020	1,309,331	3,699,452	0.3%
KKR Game Changer Co-Invest, LP	May 30, 2024	6,004,000	8,400,000	0.7%
Leeds Equity Partners VI, LP	December 31, 2024	3,199,132	3,382,202	0.3%
Leeds Equity Partners VII-A, LP	December 31, 2024	4,644,415	5,069,140	0.4%
LH Equity Investors, LP	September 3, 2025	14,441,500	20,387,689	1.7%
LJ Ranger Co-Invest, LP	November 14, 2025	9,696,598	11,080,548	0.9%
Lynx EBO Fund I (A), LLC	December 18, 2020	—	24,625	0.0%
MML Keystone SCSp	January 26, 2026	3,007,914	3,602,656	0.3%
MML Stratos Investco, Ltd.	February 24, 2026	5,903,500	5,776,340	0.5%
NCS Investment, LP	June 12, 2025	5,064,000	6,338,993	0.5%
New Vintage Partners Fund I, LP	March 28, 2025	3,033,452	5,955,418	0.3%
Nexus Apex Holdings, LLC	March 19, 2026	9,804,000	9,800,000	0.8%
NVP Mars Co-Invest II, LP	December 26, 2025	1,504,000	1,500,000	0.1%
NVP Mars Co-Invest, LP	September 26, 2025	5,004,000	5,551,264	0.5%
NVP Monogram Co-Invest, LP	March 28, 2025	10,428,865	12,936,280	1.1%
NVP Olipop, LLC	July 31, 2025	1,271,348	1,255,173	0.1%

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026
Private Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
OceanSound Partners Co-Invest II, LP – Series B	November 5, 2021	$3,897,268	$12,323,914	1.0%
OceanSound Partners Co-Invest II, LP – Series E	December 16, 2022	73,529	13,944,485	1.2%
OceanSound Partners Fund II, LP	January 12, 2024	5,849,346	8,025,715	0.7%
OceanSound Partners Fund, LP	December 27, 2021	1,967,395	5,798,302	0.5%
OceanSound SMX Continuation Fund, LP	March 29, 2024	5,220,514	7,247,356	0.6%
OceanSound SMX Rollover, LP	March 29, 2024	1,482,722	2,070,521	0.2%
Onex Fund V, LP	September 30, 2022	2,965,759	5,938,435	0.5%
Onex OD Co-Invest, LP	November 9, 2020	—	3,492,438	0.3%
Onex Structured Credit Opportunities International Fund I, LLC	May 11, 2021	—	276,511	0.0%
OSP Co-Invest II, LP	January 5, 2024	5,952,971	13,103,336	1.1%
Overbay 2025 Fund (International), LP	August 29, 2025	7,004,000	8,778,097	0.7%
Overbay 2025 Fund Annual Series Aggregator (AIV V), LP	November 4, 2025	7,504,000	9,261,975	0.8%
Overbay Capital Partners 2023 Fund Aggregator, LP	September 30, 2024	7,883,349	11,079,102	0.9%
Overbay Capital Partners 2024 Fund Aggregator (AIV VI) II, LP	May 23, 2025	9,964,000	13,984,206	1.2%
Overbay Capital Partners 2024 Fund Aggregator (AIV VII), LP	April 25, 2025	21,019,072	24,995,054	2.1%
Overbay Fund XIV (AIV III), LP	March 26, 2021	—	662,863	0.1%
Overbay Fund XIV Offshore (AIV), LP	January 5, 2021	43,601	1,807,261	0.1%
Overbay Fund XIV Offshore, LP	January 22, 2021	253,046	1,604,014	0.1%
Palmer Square Loan Funding 2021-3, Ltd.	July 9, 2021	150,735	9,000	0.0%
Palms Co-Investment Partners, LP	June 3, 2022	3,815,660	4,311,546	0.4%
PARIOU SLP	October 14, 2022	6,848,168	7,801,661	0.6%
Pathstone Family Office, LLC	May 16, 2023	2,953,270	2,882,543	0.2%
PBN II-A Equity Holdings, LP	August 4, 2025	529,949	700,454	0.1%
PIMCO DSCO Fund II Offshore Feeder, LP	June 30, 2020	4,205,485	6,124,855	0.5%
Pinegrove Opportunity Partners I Gold Co-Invest, LP	October 31, 2025	5,078,083	5,074,083	0.4%
Pinegrove Opportunity Partners I, LP	September 26, 2025	5,362,898	6,423,110	0.5%
Polaris Newco	June 18, 2021	1,944,556	1,655,650	0.1%
Porcupine Holdings, LP – Class A	December 29, 2021	1,492,009	2,592,896	0.2%
Porcupine Holdings, LP – Class B	December 29, 2021	2,010,512	1,426,166	0.1%
Project Stream Co-Invest Fund, LP	October 1, 2021	2,237,751	2,317,155	0.2%
Prysm Capital Fund II, LP	October 20, 2025	8,990,633	14,860,897	1.2%
PS Co-Invest II, LP	November 6, 2025	3,105,820	3,240,931	0.3%
PSC Tiger, LP	September 6, 2024	8,677,877	10,746,516	0.9%
QHP Sapphire SPV, LP	October 20, 2025	17,653,900	21,832,996	1.8%
Resolute Fund IV, LP	December 31, 2024	2,358,231	3,354,417	0.3%
Resolute III Continuation Fund, LP	September 27, 2024	8,244,917	8,732,959	0.7%
RREF III Debt Direct Domestic Investors, LP	October 10, 2025	1,836,181	2,416,752	0.2%
RREF III Debt Domestic Investors, LP	October 10, 2025	4,718,422	6,240,583	0.5%
Saba Capital Carry Neutral Tail Hedge Offshore Fund, Ltd.	January 28, 2022	11,004,000	9,917,561	0.8%
SANCY SLP	October 14, 2022	1,706,492	1,623,019	0.1%

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026
Private Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Sand Trust Series 21-1A – Class SUB	November 6, 2021	$916,162	$452,500	0.0%
SCPCV-A, LP	March 29, 2024	6,683,192	5,680,772	0.5%
SEP Hamilton III Aggregator, LP	August 17, 2020	2,524,990	3,059,781	0.3%
SEP Hamilton, LP	June 30, 2023	941,500	985,113	0.1%
SEP Skyhawk Fund III Aggregator II, LP	April 25, 2025	221,252	550,517	0.0%
SEP Skyhawk Fund III Aggregator, LP	July 9, 2021	512,631	375,507	0.0%
Sheridan Capital Partners Fund III, LP	March 31, 2023	2,401,906	5,443,688	0.3%
Silver Lake Strategic Investors VI, LP	June 2, 2023	5,010,309	7,058,307	0.6%
SK Capital Partners VI-A, LP	April 26, 2024	3,922,348	9,157,994	0.8%
Soundcore Capital Partners Fund III-A	July 18, 2025	3,919,175	3,442,714	0.3%
Soundcore Fund III REP CI-A, LP	November 12, 2025	3,004,000	3,177,049	0.3%
Soundcore Fund III RR CI-A, LP	July 31, 2025	5,004,000	4,968,843	0.4%
Soundcore Fund III TS CI-A, LP	August 28, 2025	3,004,000	2,971,836	0.2%
Sprinkler 2024 Co-Investment I (Feeder) SCSp	March 14, 2025	9,981,285	16,000,064	1.3%
Steamboat Credit Opportunities I, LLC	February 4, 2026	11,480,437	11,351,317	0.9%
Sumeru Equity Partners Fund III, LP	December 8, 2020	2,154,812	2,421,627	0.2%
Sumeru Equity Partners Fund IV, LP	September 2, 2022	2,569,568	2,625,485	0.2%
T6 Co-Invest B, LP	August 20, 2025	8,116,118	10,971,664	0.9%
TCV Beat Co., LP	September 27, 2024	7,068,051	9,187,073	0.8%
Tikehau Private Debt Secondaries II SCSp	March 27, 2026	1,898,849	2,078,484	0.2%
Tikehau Private Debt Secondaries (Delaware), LP	November 4, 2022	849,824	1,983,267	0.2%
TPG IX Evergreen Cl 1, LP	November 22, 2023	7,363,677	11,956,263	1.0%
Tracer Investors Co-Invest, LP	July 18, 2025	9,604,000	9,571,778	0.8%
Triton Fund 6 SCSp	August 28, 2025	354,529	1,163,371	0.1%
Truelink Alpine, LP	July 31, 2024	—	5,911,716	0.5%
Truelink Capital Fund I-A, LP	July 31, 2024	8,240,230	11,672,305	1.0%
Valeas Capital Partners Fund I, LP	October 31, 2024	7,965,277	14,272,492	1.2%
VCF Compass Co-Investor Holdings II, LP	April 25, 2024	790,253	1,052,237	0.1%
VCF Compass Co-Investor Holdings, LP	April 25, 2024	6,004,484	8,771,162	0.7%
VCPF III Co-Invest 1-A, LP	May 13, 2021	1,938,145	2,971,044	0.2%
Veregy Parent, LLC	November 3, 2020	1,757,707	6,622,254	0.5%
Vistage Equity Investors, LP	July 22, 2022	5,004,000	11,972,262	1.0%
Vistria Agua CV, LP	September 29, 2025	17,470,966	21,227,355	1.7%
Voleon Composition International Fund	February 29, 2024	10,004,000	12,702,821	1.0%
Voloridge Fund, LP	November 1, 2020	3,655,642	5,235,923	0.4%
WestCap Cerebral Co-Invest 2021, LLC	June 17, 2021	266,593	60,562	0.0%
WestCap LoanPal Co-Invest 2020, LLC	December 18, 2020	2,489,794	2,494,355	0.2%
WestCap Strategic Operator Fund II, LP	July 31, 2021	5,721,220	6,537,410	0.5%
WestCap Strategic Operator U.S. Feeder Fund, LP	February 5, 2021	1,817,173	6,243,134	0.5%
Wildcat 21 Co-Invest Fund, LP	August 13, 2021	1,912,397	3,846,944	0.3%
WP Gateway Co-Invest, LP	October 2, 2023	—	3,063	0.0%
Yorkville Partners, LP	November 18, 2024	10,004,000	13,542,366	1.1%
		$746,724,063	$1,065,602,902	87.8%

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

8. Capital Share Transactions

The Fund’s Shares are generally offered for purchase once per month at the NAV per Share as of the last business day of such month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Fund has elected to implement a hybrid repurchase mechanism, where under normal circumstances, the Fund provides a limited degree of liquidity to common shareholders by conducting semi-annual repurchase offers pursuant to Rule 23c-3 of the 1940 Act (each a “Required Repurchase Offer”), as well as discretionary repurchase offers. While the Board may consider the recommendation of the Adviser, discretionary repurchase offers will be made at the sole discretion of the Board.

Each Required Repurchase Offer will be for no less than 5% and no more than 25% of the Fund’s Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, common shareholders will have their Shares repurchased on a pro rata basis and tendering common shareholders will not have all of their tendered Shares repurchased by the Fund.

The Adviser also anticipates recommending to the Board that, under normal market circumstances, the Fund conduct periodic repurchase offers of no more than 5% of the Fund’s net assets generally for each calendar quarter following a Required Repurchase Offer (each, a “Discretionary Repurchase”). In determining whether the Fund should offer a Discretionary Repurchase, the Board may consider the recommendation of the Adviser as well as a variety of other operational, business and economic factors. While it is anticipated that each Discretionary Repurchase will be offered for each calendar quarter following a Required Repurchase Offer (i.e. twice per year), any Discretionary Repurchase of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. As a result, Discretionary Repurchases may be offered at any amount, as determined by the Board, or not at all. The Fund may also elect to repurchase less than the full amount that a common shareholder requests to be repurchased. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a common shareholder at any time prior to the day immediately preceding the one-year anniversary of the common shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a common shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

During the year ended March 31, 2026, the Fund completed four repurchase offers. The results of those were as follows:

	Required Repurchase Offer	Discretionary Repurchase Offer	Required Repurchase Offer	Discretionary Repurchase Offer
Commencement Date	April 24, 2025	July 25, 2025	October 24, 2025	February 20, 2026
Repurchase Request Deadline	May 16, 2025	August 18, 2025	November 17, 2025	March 17, 2026
Repurchase Pricing Date	May 30, 2025	August 29, 2025	November 28, 2025	March 31, 2026

Repurchase Pricing Date Net Asset Value – Class I	$50.79	$51.69	$54.36	$54.98
Repurchase Pricing Date Net Asset Value – Class II	$50.34	$51.20	$53.81	$54.38
Shares Repurchased – Class I	126,959	134,969	147,127	301,199
Shares Repurchased – Class II	22,440	27,419	31,837	14,930
Value of Shares Repurchased – Class I	$6,448,005	$6,976,146	$7,997,484	$16,559,246
Value of Shares Repurchased – Class II	$1,129,695	$1,403,920	$1,713,281	$811,883
Percentage of Shares Repurchased – Class I	0.81%	0.77%	0.76%	1.41%
Percentage of Shares Repurchased – Class II	2.68%	3.15%	3.56%	1.59%
Percentage of Shares Repurchased – Total Fund	0.91%	0.88%	0.88%	1.42%

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

9. Contingencies and Commitments

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. At March 31, 2026, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

The Fund’s unfunded commitments as of March 31, 2026 are as follows:

Private Investments	Fair Value	Unfunded Commitments
BRCE SPV I, LLC	$146,973	$36,789
Cheetah Investment Holdings-A, LLC	16,713,240	211,170
Coller Capital CBL Fund II	3,934,516	2,264,012
Corsair Amore Investors, LP	1,950,062	574,114
Graphite Capital Partners VIII D, LP	2,809,503	803,547
Great Hill Equity Partners IV, LP	1,011,503	4,668,422
Great Hill Equity Partners V, LP	4,278,806	2,441,156
Prysm Capital Fund II, LP	14,860,897	1,336,987
QHP Sapphire SPV, LP	21,832,996	1,053,281
Tikehau Private Debt Secondaries II SCSp	2,078,484	3,006,857
Investments valued at the Fund’s pro rata NAV as a practical expedient[1]	895,655,493	152,923,418
	$965,272,473	$169,319,753

1        See Note 3 for investments valued at NAV as a practical expedient.

10. Federal Tax Information

At March 31, 2026, gross unrealized appreciation and (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Bow River Capital Evergreen Fund
Cost of investments	$966,434,575
Gross unrealized appreciation	$326,884,268
Gross unrealized depreciation	(31,799,596)
Net unrealized appreciation/(depreciation)	$295,084,672

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership investments and passive foreign investment companies.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These reclassifications are due primarily to non-deductible expenses and tax-exempt income from partnership investments and holdings in domestic blockers.

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

For the tax year ended September 30, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings as follows:

	Capital	Total Distributable Earnings/ (Deficit)
Bow River Capital Evergreen Fund	$3,076,239	$(3,076,239)

As of September 30, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Bow River Capital Evergreen Fund
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	(3,217,111)
Unrealized appreciation/(depreciation) on investments	205,130,651
Total accumulated earnings/(deficit)	$201,913,540

The tax character of distributions paid during the fiscal year ended September 30, 2025 and September 30, 2024 were as follows:

	Bow River Capital Evergreen Fund
	9/30/2025	9/30/2024
Distributions paid from:
Ordinary income	$9,925,191	$1,620,718
Return of Capital	—	—
Net long term capital gains	5,851,562	5,520,657
Total distributions paid	$15,776,753	$7,141,375

The Fund has $3,191,194 in Qualified late-year losses, which are deferred until Tax year ending September 30, 2026 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

11. Indemnifications

The Fund indemnifies the Fund’s officers and Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

12. Other Derivative Information

The average quarterly notional value of forward foreign currency contracts for the year ended March 31, 2026 was $45,110,000. The notional value outstanding as of March 31, 2026 was $57,610,000.

The Fund engaged in forward foreign currency contracts during the year ended March 31, 2026. The effects of forward foreign currency contracts on the Fund’s financial positions and financial performance are reflected in the Consolidated Statement of Assets and Liabilities (“SAL”) and Consolidated Statement of Operations (“SOP”). $375,387 of unrealized depreciation on forward currency contracts listed in

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

the liabilities section of the SAL is subject to forward foreign exchange contract risk. $1,358,499 in net realized loss on forward foreign currency contracts and $235,316 in the change in unrealized depreciation on forward foreign currency contract as listed in the SOP. The unrealized depreciation listed in the SOP is subject to forward foreign exchange contract risk.

Offsetting of Assets and Liabilities — Disclosures about offsetting assets and liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of March 31, 2026, no master netting arrangements exist related to the Fund. The Fund’s SAL presents derivative instruments on a gross basis; therefore, no net amounts and no offset amounts exist within the SAL to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

	Derivative Assets	Derivative (Liabilities)		Collateral Pledged
Counterparty	Forward Foreign Exchange Contracts	Forward Foreign Exchange Contracts	Net Derivative Assets (Liabilities)	Financial Instruments	Cash	Net Amount
Bannockburn Global Forex, LLC	$—	$(375,387)	$(375,387)	$—	$—	$(375,387)

13. Revolving Credit Facility

On November 4, 2024, BRC UMB, LLC, as borrower, entered into a Credit Agreement (“UMB Facility”) with UMB Bank, n.a., a national banking association, as lender. The Fund, as guarantor, also entered into a Guaranty for the benefit of UMB Bank, n.a. Separately, as of the same date, Thunder I, LLC, as borrower, the Fund, as guarantor entered into a Credit Agreement with BOK, NA dba BOK Financial, a national banking association, as lender (“BOKF Facility” and together with the UMB Facility, the “Facilities”). Both Facilities are secured by the assets of the applicable borrower, but not by the assets of the Fund as guarantor. The UMB Facility provides for borrowings on a committed basis in an aggregate principal amount up to $30,000,000. Interest on outstanding principal will be paid at a per annum rate equal to the rate most recently announced by UMB Bank, n.a., as its prime rate, minus 0.25%, subject to a minimum interest rate floor of 3.50%. The BOKF Facility provides for borrowings on a committed basis in an aggregate principal amount of up to $20,000,000. Interest on outstanding principal through the BOKF Facility are categorized as either base rate loans (“Base Rate Loans”) or secured overnight financing rate (“SOFR”) loans (“SOFR Loans”). Base Rate Loans will be charged interest per annum equal to the highest of a) the rate most recently announced by BOK, NA dba BOK financial as its prime rate prime rate, b) the Federal Funds Rate plus 0.05%, or c) the daily simple SOFR rate plus 1,00%; plus 0.75%. SOFR loans will be charged interest per annum equal to the daily simple SOFR rate plus 1.75%. The Facilities expired on the initial termination date of November 4, 2025. During the year ended March 31, 2026, there were no borrowings and $500 in fees were incurred for the UMB Facility. During the year ended March 31, 2026, there were no borrowings and $89,065 in fees were incurred for the BOK Facility.

On December 23, 2025, the Fund, as borrower, entered into a Credit Agreement (“Credit Facility”) with City National Bank and UMB Bank, n.a, each national banking association, as lenders with City National Bank as administrative agent. The Credit Facility provides for borrowings on a committed basis in an aggregate principal amount of up to $125,000,000. Interest on outstanding principal through the Credit Facility are categorized as either base rate loans Base Rate Loans or secured overnight financing rate SOFR loans. Base Rate Loans will be charged interest per annum equal to the base rate in effect plus 1.65%. SOFR loans will be charged interest per annum equal to the daily simple SOFR rate plus 2.65%. The Credit Facility will expire on the initial termination date of December 23, 2027, unless the agreement is extended. During the year ended March 31, 2026, there were no borrowings and $235,584 in fees were incurred for the Credit Facility.

14. Risk Factors

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

Private Equity Risk — There are inherent risks in investing in private equity companies, which are vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that private equity investors, like the Fund, may not be able to make a fully informed investment decision.

Private Credit Risk — Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund’s investments are also subject to the risks associated with investing in private securities. Investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations.

Semi-Liquid Investment Risk — Semi-liquid investments do not offer investors full liquidity (i.e. such investments typically only offer monthly or quarterly liquidity).

General Economic and Market Conditions — The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, trade policies, treaties and tariffs, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Various countries have also seen significant internal conflicts and, in some cases, wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments. As a result, whether or not the Fund or a Portfolio Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s or a Portfolio Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund or a Portfolio Fund could be significantly impacted.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Direct Investments Risk — The Fund may make direct investments on an opportunistic basis. There can be no assurance that the Fund will be given direct investment opportunities, or that any direct investment offered to the Fund would be appropriate or attractive to the Fund. Direct investments generally are more concentrated than investments in portfolio companies, which generally hold multiple

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

portfolio companies. Due diligence will be conducted on direct investment opportunities; however, the Adviser or Investment Consultant may not have the ability to conduct the same level of due diligence applied to portfolio company investments. In addition, there may be limited opportunities to negotiate the terms of such direct investments. However, in instances where the terms of a direct investment are negotiable, such terms may be heavily negotiated and may incur additional transactional costs for the Fund. As is typical in such matters, the Adviser or Investment Consultant, as applicable, generally will rely on the portfolio company manager or sponsor offering such direct investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the direct investment.

Secondary Investments Risk — The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a portfolio company interest as a secondary investment, the Fund will generally not have the ability to modify or amend such portfolio company’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Primary Fund Commitments Risk — The commitment to invest in newly created private equity funds, private credit funds, or other private funds, exposes the Fund to the risk of investing in funds with limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability to evaluate past performance or to validate the investment strategies will be limited.

Liquid Credit Instruments Risk — Investments in liquid credit instruments are subject to the risks associated with investments in high-yield credit. High-yield/high risk bonds, or “junk” bonds, are bonds rated below investment-grade by the primary rating agencies, such as Standard & Poor’s, Fitch and Moody’s, or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment-grade bonds. Issuers of high-yield/high risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Listed Private Equity Risk — Listed private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments. Listed private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Listed private equity investments usually have an indefinite duration. Listed private equity occupies a small portion of the public equity universe, including only a few professional investors who focus on and actively trade such vehicles. As a result, relatively little market research is performed on listed private equity companies, only limited public data may be available regarding these vehicles and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments. Listed private equity vehicles are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, listed private equity transactions are significantly easier to execute than other types of private equity investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Exchange-Traded Funds Risk — The Fund may invest in long (or short) positions in ETFs. Through its positions in ETFs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase), and will bear its proportionate share of the ETF’s fees and expenses. In addition, certain of the ETFs may hold common portfolio positions, thereby reducing any diversification benefits.

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

Money Market Funds Risk — An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund’s portfolio per share is more or less than $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares — The Fund has been organized as a diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting semi-annual repurchase offers and periodic repurchase offers made at the sole discretion of the Board, a Common Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. Furthermore, discretionary repurchases are made at the discretion of the Board and therefore, may not occur. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made semi-annually by the Fund, as well as periodically at the sole discretion of the Board. Shares are considerably less liquid than Shares of funds that trade on a stock exchange or Shares of open-end registered investment companies and are therefore, suitable only for investors who can bear the risks associated with illiquid shares and should be viewed as a long-term investment.

Valuation Risk — Under the 1940 Act, the Fund is required to carry Fund Investments at market value or, if there is no readily available market value, at fair value as determined by the Fund’s Valuation Designee, in accordance with the Fund’s valuation policy, which has been approved by the Board and is consistent with the Adviser’s Valuation Policy. There is not a public market or active secondary market for many of the securities of the privately-held companies in which the Fund intends to invest. Rather, many of the Fund Investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund values these securities at fair value as determined in good faith by the Adviser, as Valuation Designee, in accordance with the Valuation Procedures.

The determination of fair value, and thus the amount of unrealized losses the Fund may incur in any year, is to a degree subjective. The Fund values these securities at fair value determined in good faith by the Valuation Designee in accordance with the Valuation Procedures. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Fund Investments.

Capital Call Risk — The Fund may maintain a sizeable cash position in anticipation of funding capital calls or near-term investment opportunities. Even though the Fund may maintain a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to a fund at the time of investment. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the underlying fund. If the Fund defaults on its commitment to an underlying fund or fails to satisfy capital calls to an underlying fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the underlying fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Fund to pursue its investment strategy, (ii) force the Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Fund Investments (including the complete forfeiture of the Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

Currency Risk — Although the Fund intends to invest predominantly in the United States, the Fund’s portfolio is anticipated to include investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Foreign Investments and Emerging Markets Risk — The Fund may invest in the securities of non-U.S. issuers, including those located in developing countries, which securities involve risks beyond those associated with investments in U.S. securities. These risks may relate to foreign political, social and economic matters, less developed markets, political immobility and less developed legal and accounting practices.

Derivatives and Hedging — The Fund may invest and trade in a variety of derivative instruments to hedge the Fund’s primary Fund Investments, including options, swaps, futures contracts, forward agreements and other derivatives contracts. Derivatives are financial instruments or arrangements in which the risk and return are related to changes in the value of other assets, reference rates or indices. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Adviser could present significant risks, including the risk of losses in excess of the amounts invested. The Fund’s ability to avoid risk through investment or trading in derivatives will depend on the ability to anticipate changes in the underlying assets, reference rates or indices.

LIBOR Discontinuation Risk — Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund or a Portfolio Fund’s performance or NAV.

SOFR Risk — Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repurchase data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit

Bow River Capital Evergreen Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2026

of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Large Shareholder Risk — From time to time, and at present, a significant percentage of the Fund’s shares may be owned or controlled by one or more large shareholders, including shareholders that are affiliated with either the Fund, the Adviser, or both. Accordingly, in these instances, the Fund is subject to increased risks related to potential large-scale outflows as the result of participation in fund repurchase offers by these significant shareholders. Although the Fund’s structure mitigates this risk by only providing liquidity through Required Repurchases and Discretionary Repurchases, transactions to accommodate outflows associated with repurchase participation by these large shareholders could cause the fund to sell portfolio investments at inopportune times, potentially negatively affecting the Fund’s net asset value and performance. In the case of investments by affiliates of the Fund or Adviser, conflicts of interest may exist, including the possibility that the Fund will be able to attract more assets from third-party investors because of the affiliate’s investment, thereby growing the Fund and increasing the management fees received by the Adviser.

15. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2026, no persons or entities own, either directly or indirectly, more than 25% of the outstanding shares of Class I or Class II.

16. Subsequent Events

Effective April 1, 2026 there were subscriptions to Class I Shares in the amount of $20,913,838 and $513,800 to Class II Shares. Effective May 1, 2026 there were subscriptions to Class I Shares in the amount of $12,842,000 and $885,650 to Class II Shares.

Effective April 21, 2026, both Thunder I, LLC and BRC UMB, LLC subsidiaries were closed and liquidated.

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined that there were no other subsequent events that require disclosure in or adjustment to the financial statements.

Bow River Capital Evergreen Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Bow River Capital Evergreen Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Bow River Capital Evergreen Fund (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, private investment counterparties, and brokers; when replies were not received from underlying private investment counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 29, 2026

Bow River Capital Evergreen Fund
TRUSTEES AND OFFICERS MARCH 31, 2026 (UNAUDITED)
INDEPENDENT TRUSTEES
NAME AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
Jeremy May (1970)	Chairman and Trustee	Since Inception	Founder and CEO of Paralel Technologies, LLC (a fintech firm) and its wholly owned subsidiaries, Paralel Advisors (a registered investment adviser) and Paralel Distributors (a registered broker/dealer) (Since October 2019).	1

Russell Investments ETF Trust (4 funds)(since 2025); Russell Investment Company and Russell Investment Funds (40 funds) (since 2021); New Age Alpha Mutual Fund and Variable Insurance Funds (since 2024); New Age Alpha ETF Trust (2020 to 2022).

Michael Imhoff (1963)	Trustee	Since Inception	Managing Director of Stifel (full-service investment firm) (Since 2000); Previously, other roles at Stifel (Since 1987).	1	N/A
Jack Swift (1973)	Trustee	Since Inception	Founder of Level 7 Leadership (since 2026); Advisor of Grid.aero (since 2025); Co-Founder of Sangha (since 2024); CEO of Liminal Collective (a human performance company) (2023-2024); CEO and President of TIFIN (a financial technology company) (2019 to 2023); Previously, Partner and President of Crestone Capital, LLC (investment management and wealth advisory firm) (2016 to 2019).	1

Member of the Board of Directors of Lockton Companies (since 2024); Advisor of Vantage Discovery (2023-2024); Advisor of Brightware (since 2024); Member of the Board of TIFIN (2019 to 2023); Chairman of the Board at Clout (2020 to 2023).

*        Each Trustee serves an indefinite term, until his successor is elected.

**      Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

Bow River Capital Evergreen Fund
TRUSTEES AND OFFICERS (CONTINUED) MARCH 31, 2026 (UNAUDITED)
INTERESTED TRUSTEE AND OFFICERS
NAME	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
Jeremy Held*** (1974)	Trustee and President	Since Inception	Managing Director, Bow River Advisers (since 2023); Managing Director, Bow River Capital (Since 2019); Previously, Chief Investment Officer, ALPS Advisors, Inc. (investment management company) (2007 to 2019).	1	Director, Principal Real Estate Income Fund (Since 2017)
Rich Wham (1964)	Vice President	Since Inception	Chairman, Bow River Capital (Since 2017).	1	N/A
Jane Ingalls (1966)	Vice President and Secretary	Since Inception	President, Bow River Advisers (since 2024); Chief Operating Officer, Bow River Advisers (since 2023); President (since 2024), Chief Operating Officer (since 2022); Managing Director and Chief of Staff, Bow River Capital (2020 to 2022); Previously, Founder and President, Artemis Consulting Group (2007 to 2020).	1	N/A
Derek Mullins (1973)	Chief Financial Officer and Treasurer	Since Inception	Managing Partner, PINE Advisor Solutions (provider of outsourced non-investment fund services) (since 2018).	1	N/A
John Blue (1977)	Chief Compliance Officer	Since Inception	Managing Partner, PINE Advisor Solutions (provider of outsourced non-investment fund services) (Since 2018).	1	N/A
Marcie McVeigh (1979)	Assistant Treasurer	Since Inception	Managing Director, Head of PFO Services, PINE Advisor Solutions (provider of outsourced non-investment fund services) (Since 2020).	1	N/A

Bow River Capital Evergreen Fund
TRUSTEES AND OFFICERS (CONTINUED) MARCH 31, 2026 (UNAUDITED)
INTERESTED TRUSTEE AND OFFICERS (Continued)
NAME	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
James Kerr (1983)	Assistant Secretary	Since March 2021	Chief Compliance Officer, Bow River Advisers (since 2023); Chief Compliance Officer, ONE Bow River Advisers, LLC (since 2024); Secretary, Chief Compliance Officer, Co-Chief Legal Officer, Thornburg Bow River Advisers, LLC; Chief Compliance Officer & General Counsel, Bow River Asset Management, LLC (since 2021); Previously, Senior Legal Counsel (2021) and Legal Counsel (2018 to 2021), Janus Henderson Investors U.S.; Assistant Secretary, Janus Detroit Street Trust (ETF Trust) and Assistant Secretary, Clayton Street Trust (VIT Trust) (2018 to 2021).	1	N/A

*        Each Trustee serves an indefinite term, until his successor is elected.

**      Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***    Mr. Held is an “interested person” (as that term is defined in the 1940 Act) because of his affiliations with the Adviser.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 1-303-861-8466, or visiting www.bowriverevergreen.com.

Bow River Capital Evergreen Fund
ADDITIONAL INFORMATION MARCH 31, 2026 (UNAUDITED)

Proxy Voting Policy — A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-330-3350, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-330-3350, on the SEC’s website at www.sec.gov, or on the Fund’s website at www.bowriverevergreen.com.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-330-3350.

Long-term Capital Gain — The Bow River Capital Evergreen Fund designates $5,851,562 a long-term capital gain distribution.

Approval of Investment Management Agreement

At the meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) held on December 3, 2025 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the investment management agreement between Bow River Advisers, LLC (the “Adviser”) and Bow River Capital Evergreen Fund (the “Fund”) (the “Investment Management Agreement”).

In advance of the Meeting, the Independent Trustees requested and received materials from the Adviser to assist them in considering the approval of the Investment Management Agreement. Among other things, the Board reviewed reports from third parties and management about the below factors, including a fund comparison report compiled by an independent third-party provider of investment company data, that included information comparing the Fund’s performance, fees and expenses with those of a group of peer funds selected by the independent third party. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Trustees then met separately with their independent counsel for a full review of the materials. Following these sessions, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

Nature, Extent, and Quality of Services.

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser to the Fund under the Investment Management Agreement, including the selection of Fund investments, the implementation of the Fund’s strategy, and the oversight of the investment consultants. The Board also reviewed and considered the nature and extent of the non-advisory administrative services provided by the Adviser, including, among other things, the provision of office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Adviser who provide the investment advisory and/or administrative services to the Fund. The Board also discussed the Adviser’s engagement of the investment consultants for investment consultancy services. The Board determined that the Adviser’s key personnel are well-qualified, by education, training, and experience, to perform the services in an efficient and professional manner. The Board also considered the Adviser’s compliance policies and procedures, including those used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided was satisfactory.

Performance.

The Board reviewed and considered the Adviser’s investment performance with respect to the Fund, as compared to the benchmark index and the comparable peer funds, identified in the report provided by FUSE Research Network (“FUSE Report”). The Board noted that the Fund had outperformed the MSCI ACWI index for the since-inception period ended September 30, 2025, and that the Fund’s performance for the three-month, one-year, three-year and four-year periods ended March 31, 2025, was above the median and in the top quartile, as compared to the peer funds. The Board concluded, on the basis of the information provided by the Adviser, that the Fund’s performance was satisfactory.

Bow River Capital Evergreen Fund
ADDITIONAL INFORMATION (CONTINUED) MARCH 31, 2026 (UNAUDITED)

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers.

The Board considered the Fund’s advisory fee structure and total net expense ratio. The Board compared the Fund’s advisory fee and total net expense ratio with various comparative data, as provided in the FUSE Report.

The Board noted that the Fund’s advisory fee was calculated on average daily managed assets (as defined in the Investment Management Agreement) and its 1.75% advisory fee, on a net and gross basis, was within the range of the advisory fees for comparable peers identified in FUSE Report. The Board further noted that the Fund’s total net expense was at approximately the median, as compared to the comparable peers. The Board also noted that the Adviser had implemented an expense cap so that the Fund’s total expenses, subject to certain exclusions, do not exceed specified limits. The Board concluded that the advisory fees paid by the Fund and total expense ratio were reasonable and satisfactory in light of the services provided.

Profitability and Economies of Scale.

The Board considered and reviewed information concerning the costs incurred and profit realized from its relationship with the Fund. The Board also reviewed the Adviser’s analysis regarding the potential for economies of scale to benefit the Adviser. The Board noted that the Adviser had begun to realize certain economies of scale as the Fund’s assets under management increased, however, also noted that the Adviser would not benefit significantly from the economies of scale, considering the Fund’s investment strategy and investment operations. The Board also reviewed the Adviser’s financial condition and noted that it appeared stable. The Board concluded that the compensation to the Adviser was reasonable, in light of the services provided, and the Adviser’s financial condition was adequate.

Ancillary Benefits and Other Factors.

The Board also discussed other benefits that may be received by the Adviser from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products. The Board noted that the Adviser did not have affiliations with the Fund’s transfer agent, administrator, custodian, or distribution agent and therefore does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

Conclusion.

Based on its consideration of all factors, it deemed material, and with the advice of its counsel, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the continuation of the Investment Management Agreement.

Bow River Capital Evergreen Fund
PRIVACY NOTICE

Bow River Capital Evergreen Fund (“we,” “us,” or the “Fund”) respects your right to privacy. We are committed to maintaining the confidentiality and integrity of nonpublic personal information. We want our investors and prospective investors to understand what information we collect and how we use it. “Nonpublic personal information” is defined as personally identifiable information about you. We do not sell your personal information, and we do not disclose it to anyone except as permitted or required by law or as described in this notice.

CONFIDENTIALITY & SECURITY

We take our responsibility to protect the privacy and confidentiality of investors’ and prospective investors’ information very seriously. We maintain appropriate physical, electronic, and procedural safeguards to guard nonpublic personal information. Our network is protected by firewall barriers, encryption techniques, and authentication procedures, among other safeguards, to maintain the security of your information. We provide this Privacy Notice to investors at the start of new relationships and annually after that. We continue to adhere to the practices described herein after investors’ accounts close. Furthermore, vendors with access to nonpublic personal information undergo an annual due diligence verification process to ensure their informational safeguards adhere to our strict standards.

WHY WE COLLECT YOUR INFORMATION

Bow River Capital Evergreen Fund gathers information about our investors and their accounts to (1) know investors’ identities and thereby prevent unauthorized access to confidential information; (2) design and improve the products and services we offer to investors; and (3) comply with the laws and regulations that govern us.

HOW WE PROTECT YOUR INFORMATION

To fulfill our privacy commitment for prospective, current, and former investors, Bow River Capital Evergreen Fund has safeguards in place to protect nonpublic personal information. Safeguards include, but are not limited to:

•      Policies and procedures to protect your nonpublic information and comply with federal and state regulations; and

•      Contractual agreements with third-party service providers to protect your nonpublic personal information.

INFORMATION WE COLLECT

Bow River Capital Evergreen Fund is required by industry guidelines to obtain personal information about you in providing investment management services to you. We use this information to manage your account, direct your financial transactions, and provide you with valuable information about the assets we manage for you. We gather information from documents you provide to us, forms that you complete, and personal interviews. This information may include:

•      Your name, address, and social security number;

•      Proprietary information regarding your beneficiaries;

•      Information regarding your earned wages and other sources of income;

•      The composition and value of your managed portfolio;

•      Historical information we receive and maintain relating to transactions made on your behalf by Bow River Capital Evergreen Fund, your custodian, or others;

•      Information we receive from your institutional financial advisor, investment consultant, or other financial institutions with whom Bow River Capital Evergreen Fund has a relationship and/or with whom you may be authorized us to gather and maintain such information.

Bow River Capital Evergreen Fund
PRIVACY NOTICE (CONTINUED)

SHARING INFORMATION WITH NON-AFFILIATED THIRD PARTIES

We only disclose nonpublic investor information to non-affiliated third parties (e.g. investor’s custodian or broker) without prior investor consent when we believe it necessary to conduct our business or as required or permitted by law such as:

•      If you request or authorize the disclosure of the information;

•      To provide investor account services or account maintenance;

•      To respond to regulatory authorities, a subpoena or court order, judicial process, or law enforcement;

•      To perform services for the Fund, or on its behalf, to maintain business operations and services;

•      To help us to prevent fraud;

•      With attorneys, accountants, and auditors of the Fund;

•      To comply with federal, state, or local laws, rules, and other applicable legal requirements.

We do not sell your information and do not make any disclosure of investor nonpublic personal information to other companies who may want to sell their products or services to you.

OPT-OUT NOTICE

If, at any time in the future, it is necessary to disclose any investor personal information in a way that is inconsistent with this notice, Bow River Capital Evergreen Fund will provide you with proper advanced notice of the proposed disclosure so that you will have the opportunity to either opt-in or opt-out of such disclosure, as required by applicable law.

If you have any questions about this Privacy Notice, please contact John Blue, Chief Compliance Officer of Bow River Capital Evergreen Fund at jb@pineadvisorsolutions.com.

Adviser: Bow River Advisers, LLC 205 Detroit Street, Suite 800 Denver, CO 80206
Distributor: Foreside Financial Services, LLC 3 Canal Plaza #100 Portland, ME 04101

(b)	There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no material amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

(a) (1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Jeremy May is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2) to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Cohen & Company, Ltd. during the Registrant’s last two fiscal years were as follows:

(a) Audit Fees.

Fiscal year ended March 31, 2026	$487,500
Fiscal year ended March 31, 2025	$305,180

(b) Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2026	$0
Fiscal year ended March 31, 2025	$0

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended March 31, 2026	$0
Fiscal year ended March 31, 2025	$91,200

(d) All Other Fees.

Fiscal year ended March 31, 2026	$0
Fiscal year ended March 31, 2025	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2- 01 of Regulation S-X.

(f) None.

(g) None.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable for closed-end management investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for closed-end management investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for closed-end management investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for closed-end management investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Management Agreement is included as part of the report to shareholders filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policy and Procedures

Bow River Capital Evergreen Fund (the “Fund”) has adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Bow River Advisers, LLC (the “Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

Delegation of Proxy Voting to the Adviser

The Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in annual report to shareholders on Form N-CSR filed with the Securities and Exchange Commission (“SEC”) a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

Material Conflicts of Interest

If (i) the Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund, and (b) the Adviser or any of affiliated persons; and (ii) the Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser will follow the material conflict of interest procedures set forth in the Adviser’s Proxy Policy when voting such proxies.

Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

•	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

•	Providing a summary, to the Board and to the Fund’s CCO, of the material changes to a proxy policy during the period covered by the Fund CCO’s annual compliance report and a redlined copy of such Proxy Policy as applicable.

•	The Adviser CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the Advisers Act and confirm that they appear reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund which owns the portfolio securities voted, as applicable.

•	On a quarterly basis, the Funds’ CCO shall request confirmation from the Adviser and Sub-Advisers that any proxy votes for the Fund was handled in compliance with the Proxy Policy.

Review Responsibilities

The Adviser may retain a third-party proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a third-party proxy-voting service, the Adviser will inquire with the service provider to confirm, at least annually, that any proxy votes for the Fund were voted in compliance with the Proxy Policy.

Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

The Fund shall make available to shareholders, on its website and upon request, the record of how the Fund voted proxies relating to portfolio securities held by the Fund.

Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser through a third-party proxy voting service.

Adopted: August 28, 2020

Last updated: December 6, 2024

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members as of the filing date of this report.

Jeremy Held

Jeremy Held, CFA, is currently responsible for Bow River Capital’s registered asset management business and serves as the President and Chairman of the Investment Committee for the Bow River Capital Evergreen Fund. Prior to joining BRAM in 2019, Mr. Held was the Director of Research and Chief Investment Officer (CIO) at ALPS Advisors, a Denver-based asset manager that specializes in registered fund vehicles focused on real assets and alternative investments. Mr. Held began his career at ALPS in 1996 and helped lead a variety of business initiatives over two decades, including the launch of the firm’s asset management business in 2007. Mr. Held was ultimately responsible for all aspects of the ALPS Advisors business, overseeing 44 registered investment companies and more than $20 billion in assets. Mr. Held has significant investment oversight experience, advising several registered mutual fund boards and serving as President of Red Rocks Capital, a wholly-owned subsidiary of ALPS focused on Listed Private Equity investments.

Joe Stork

Joe Stork, CFA, conducts portfolio management, asset allocation, and investment research for the Bow River Capital Evergreen Fund. He is also responsible for sourcing, underwriting, and providing valuation support across the portfolio. Before joining Bow River in 2022, Mr. Stork was an investment analyst at Empower Investments where he specialized in multi-asset portfolio construction. In that role, he conducted investment research, asset allocation, manager research, and risk management for over 40 registered funds, with a total of $40 billion in assets under management across equity, credit, and real estate.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2026:

	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Jeremy Held	0	0	0	0	0	0
Joe Stork	0	0	0	0	0	0

Potential Conflicts of Interests

The Investment Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members as of March 31, 2026.

A competitive base salary and a performance-based bonus structure are in place for all team members. Members of the Investment Team, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity.

(a)(4) Disclosure of Securities Ownership

The following tables set forth the dollar range of equity securities beneficially owned by each of the portfolio managers in the Registrant as of March 31, 2026:

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Jeremy Held	$500,001-$1,000,000
Joe Stork	$0

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a) (1)	Code of ethics. Filed herewith.

(a) (2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a) (3)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a) (5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bow River Capital Evergreen Fund

/s/ Jeremy Held
By: Jeremy Held
Trustee, President and Chief Executive Officer
(Principal Executive Officer)
June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Jeremy Held
By: Jeremy Held
Trustee, President and Chief Executive Officer
(Principal Executive Officer)
June 5, 2026

/s/ Derek Mullins
By: Derek Mullins
Treasurer and Chief Financial Officer
(Principal Financial Officer)
June 5, 2026